                                                               Exhibit 10(q)





                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                        MCD PROPERTY ADVISORS 1996, INC.

                                       AND

                         STAR BANK, NATIONAL ASSOCIATION

                                SEPTEMBER 9, 1996






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                                                     TABLE OF CONTENTS
                                                     -----------------
                                                                                                          PAGE
ARTICLE I - DEFINITIONS; ACCOUNTING TERMS; AMENDMENTS......................................................1
     Section 1.01   DEFINITIONS............................................................................1
     Section 1.02   ACCOUNTING TERMS......................................................................11
     Section 1.03   APPOINTMENT OF PROPERTY ADVISORS AS REPRESENTATIVE ...................................12

ARTICLE II - CREDIT FACILITY .............................................................................12
     Section 2.01   AMOUNTS...............................................................................12
     Section 2.02   REDUCTION.............................................................................12
     Section 2.03   SINGLE LOAN...........................................................................12
     Section 2.04   ADVANCES; LCs; REVOLVING PERIOD.......................................................13
     Section 2.05   INTEREST ON THE REVOLVING LOAN........................................................13
     Section 2.06   ELECTION OF OVERALL LIBOR RATE FOR REVOLVING LOAN.....................................13
     Section 2.07   [Omitted].............................................................................14
     Section 2.08   LIMITS ON OVERALL LIBOR RATE ELECTIONS................................................14
     Section 2.09   COMPENSATION; ILLEGALITY..............................................................14
     Section 2.10   INTEREST PAYMENT DATES................................................................16
     Section 2.11   VOLUNTARY PREPAYMENTS.................................................................16
     Section 2.12   APPLICATION OF PAYMENTS TO REVOLVING LOAN.............................................16
     Section 2.13   OVERALL LIBOR RATE INDEMNITY..........................................................17
     Section 2.14   INTEREST CALCULATIONS.................................................................17
     Section 2.15   LATE CHARGE; POST-DEFAULT RATE........................................................17
     Section 2.16   COMMITMENT FEE........................................................................17
     Section 2.17   REPAYMENT OF BORROWINGS; REPAYMENT OF THE REVOLVING LOAN; THE REVOLVING NOTES.........18
     Section 2.18   LETTERS OF CREDIT.....................................................................18
     Section 2.19   [Omitted].............................................................................19
     Section 2.20   MAXIMUM...............................................................................19
     Section 2.21   TERM..................................................................................19
     Section 2.22   FORM..................................................................................19
     Section 2.23   STANDARD FEES.........................................................................19
     Section 2.24   COMMISSIONS...........................................................................19
     Section 2.25   REIMBURSEMENT.........................................................................19
     Section 2.26   PURPOSE OF THE REVOLVING LOAN.........................................................20
     Section 2.27   EVENT OF DEFAULT OR POSSIBLE DEFAULT..................................................20

ARTICLE III - COLLATERAL SECURITY.........................................................................20
     Section 3.01   COLLATERAL FOR BANK'S BENEFIT.........................................................20
     Section 3.02   DEBT SECURED..........................................................................20
     Section 3.03   COLLATERAL............................................................................21


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
     Section 3.04      COSTS.................................................................................22
     Section 3.05      INCONSISTENT PROVISIONS...............................................................23
     Section 3.06      COLLATERAL SECURITY DOCUMENTS.........................................................23


ARTICLE IV - REPRESENTATIONS AND WARRANTIES
        OF THE BORROWER......................................................................................23
     Section 4.01      ORGANIZATION OF THE COMPANIES; BUSINESS AND PROPERTY..................................23
     Section 4.02      AUTHORIZATION; VALIDITY...............................................................23
     Section 4.03      PERMITS...............................................................................23
     Section 4.04      FINANCIAL STATEMENTS..................................................................24
     Section 4.05      FINANCIAL CONDITION...................................................................24
     Section 4.06      NO ADVERSE CHANGES....................................................................24
     Section 4.07      TITLE TO PROPERTIES...................................................................24
     Section 4.08      LITIGATION............................................................................24
     Section 4.09      NATURE OF BUSINESS OF BORROWER........................................................24
     Section 4.10      COMPLIANCE WITH OTHER INSTRUMENTS.....................................................25
     Section 4.11      MATERIAL RESTRICTIONS.................................................................25
     Section 4.12      CORRECTNESS OF DATA FURNISHED.........................................................25
     Section 4.13      REGULATION U, ETC.....................................................................25
     Section 4.14      SECURITIES ACT, ETC...................................................................26
     Section 4.15      NO DEFAULT............................................................................26
     Section 4.16      PRINCIPAL PLACE OF BUSINESS...........................................................26
     Section 4.17      BROKERS, ETC..........................................................................26

ARTICLE V - CONDITIONS TO BORROWING..........................................................................27
     Section 5.01      REPRESENTATIONS AND WARRANTIES........................................................27
     Section 5.02      NO DEFAULTS...........................................................................27
     Section 5.03      PERFORMANCE...........................................................................27
     Section 5.04      CLOSING CERTIFICATE...................................................................27
     Section 5.05      REVOLVING NOTE; GUARANTY..............................................................27
     Section 5.06      DISBURSEMENT INSTRUCTIONS; FUNDING DOCUMENTATION......................................27
     Section 5.07      OPINIONS OF COUNSEL FOR THE BORROWERS.................................................27
     Section 5.08      CORPORATE PROCEEDINGS.................................................................28
     Section 5.09      PAYMENT OF EXPENSES...................................................................28
     Section 5.10      AMENDMENT OF GOVERNING DOCUMENTS .....................................................28
     Section 5.12      OTHER DOCUMENTS.......................................................................28
     Section 5.13      ASSUMPTION DOCUMENTS .................................................................29
     Section 5.14      NO DEFAULTS...........................................................................29
     Section 5.15      PERFORMANCE...........................................................................29
     Section 5.16      REPRESENTATIONS AND WARRANTIES........................................................29
     Section 5.17      CERTIFICATE...........................................................................29
     Section 5.18      DISBURSEMENT INSTRUCTIONS; FUNDING DOCUMENTATION .....................................29


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
     Section 5.19      DOCUMENTATION RELATING TO OPERATING ENTITIES .........................................30
     Section 5.20      CONSTRUCTION LOAN ....................................................................30
     Section 5.21      GUARANTY REDUCTION ...................................................................30


 ARTICLE VI - AFFIRMATIVE COVENANTS OF THE BORROWERS.........................................................30
     Section 6.01      PAYMENT OF AMOUNTS DUE................................................................30
     Section 6.02      EXISTENCE, BUSINESS, ETC..............................................................31
     Section 6.03      CONDUCT OF BUSINESS...................................................................31
     Section 6.04      PAYMENT OF TAXES, ETC.................................................................31
     Section 6.05      ACCOUNTS AND REPORTS OF THE BORROWERS.................................................32
     Section 6.06      INFORMATION AND INSPECTION............................................................33
     Section 6.07      NOTICE OF LITIGATION..................................................................33
     Section 6.08      BANK AS PRIMARY DEPOSITORY ...........................................................33
     Section 6.09      PAYMENT OF GUARANTY FEE ..............................................................34
     Section 6.10      FURTHER ASSURANCES....................................................................34

 ARTICLE VII - NEGATIVE COVENANTS OF THE BORROWERS...........................................................34
     Section 7.01      LIMITATION OF LIABILITIES.............................................................34
     Section 7.02      LIMITATION ON LIENS...................................................................35
     Section 7.03      GUARANTEES............................................................................35
     Section 7.04      INVESTMENTS, REVOLVING LOAN, AND ADVANCES.............................................36
     Section 7.05      ASSIGNMENT OR SALE OF ASSETS..........................................................36
     Section 7.06      LIQUIDATION, MERGER, OR CONSOLIDATION.................................................36
     Section 7.07      AMENDMENT OF ARTICLES OF INCORPORATION AND/OR CODE OF REGULATIONS.....................36
     Section 7.08      DISTRIBUTIONS; PURCHASES OR REDEMPTION OF STOCK; DIVIDENDS............................36
     Section 7.09      FISCAL YEAR...........................................................................36
     Section 7.10      REGULATION U..........................................................................36
     Section 7.11      TRANSACTIONS WITH AFFILIATES..........................................................37

 ARTICLE VIII - WAIVERS......................................................................................37

 ARTICLE IX - DEFAULTS.......................................................................................37
     Section 9.01      PRINCIPAL DEFAULT.....................................................................37
     Section 9.02      INTEREST DEFAULT......................................................................37
     Section 9.03      OTHER PAYMENT DEFAULTS................................................................37
     Section 9.04      CERTAIN ARTICLE VI AND VII............................................................38
     Section 9.05      DEFAULTS UNDER ARTICLE VI.............................................................38
     Section 9.06      OTHER PROVISION DEFAULT...............................................................38
     Section 9.07      REPRESENTATION AND WARRANTY...........................................................38
     Section 9.08      COLLATERAL SECURITY DOCUMENT OR OTHER LOAN DOCUMENT DEFAULT...........................38
     Section 9.09      COLLATERAL SECURITY DOCUMENT REPRESENTATION AND WARRANTY..............................38


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
         Section 9.10      GUARANTY DEFAULT......................................................................39
         Section 9.11      GUARANTY REPRESENTATION AND WARRANTY..................................................39
         Section 9.12      FINANCIAL DIFFICULTIES................................................................39
         Section 9.13      ERISA TERMINATION.....................................................................40
         Section 9.14      ACCUMULATED FUNDING DEFICIENCY........................................................40
         Section 9.15      OWNERSHIP.............................................................................40
         Section 9.16      BORROWER CROSS-DEFAULT................................................................40
         Section 9.17      COMPANY CROSS-DEFAULT.................................................................41
         Section 9.18      JUDGMENTS.............................................................................41
         Section 9.19      MATERIAL ADVERSE CHANGE...............................................................41
         Section 9.20      RESTRAINT ON BUSINESS.................................................................41

     ARTICLE X -REMEDIES.........................................................................................41
         Section 10.01     ACCELERATION..........................................................................41
         Section 10.02     RECOVERY OF AMOUNTS ..................................................................42
         Section 10.03     LCs...................................................................................42
         Section 10.04     REMEDIES CUMULATIVE...................................................................42
         Section 10.05     COST OF COLLECTION....................................................................43
         Section 10.06     NO ADVANCES, ETC......................................................................43
         Section 10.07     MANAGEMENT OF COLLATERAL AFTER EVENT OF DEFAULT.......................................43

     ARTICLE XI - MISCELLANEOUS .................................................................................43
         Section 11.01     PAYMENT OF EXPENSES...................................................................43
         Section 11.02     NOTICES...............................................................................44
         Section 11.03     SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................................44
         Section 11.04     ENTIRE AGREEMENT; AMENDMENT...........................................................45
         Section 11.05     PARTIES IN INTEREST; BANK'S PURPOSE...................................................45
         Section 11.06     WAIVER OF ASSERTION OF COUNTERCLAIMS; WAIVER OF JURY TRIAL............................45
         Section 11.07     SET-OFF PROVISION.....................................................................46
         Section 11.08     SEVERABILITY OF PROVISIONS............................................................46
         Section 11.09     HEADINGS..............................................................................46
         Section 11.10     CONSENT TO JURISDICTION...............................................................46
         Section 11.11     GOVERNING LAW.........................................................................46
         Section 11.12     NATURE OF THE BORROWERS' OBLIGATIONS AND MODIFICATION THEREOF.........................47
         Section 11.13     COUNTERPARTS..........................................................................47
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

                                CREDIT AGREEMENT
                                ----------------

         THIS CREDIT AGREEMENT (the "Credit Agreement" or "Agreement"), dated as of the 9th day of September, 1996, by and between MCD PROPERTY ADVISORS 1996, INC., an Ohio corporation ("Property Advisors") and each Borrowing Fund (as hereinafter defined) (Property Advisors and each Borrowing Fund being referred to collectively as the "Borrowers") and STAR BANK, NATIONAL ASSOCIATION (the "Bank").

                                   WITNESSETH;
                                   -----------

         WHEREAS, the Borrowers desire to obtain from the Bank a secured revolving credit facility (the "Credit Facility") in a principal amount not to exceed TEN MILLION DOLLARS ($10,000,000) including both (i) advances that may be borrowed and from time to time repaid and (ii) standby letters of credit (collectively the "Revolving Loan"), all upon the terms and conditions set forth hereafter.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         In addition to terms defined elsewhere in this Credit Agreement, certain terms used herein are defined in Section 1.01.

                                    ARTICLE I
                                    ---------

                    DEFINITIONS; ACCOUNTING TERMS; AMENDMENTS
                    -----------------------------------------

         Section 1.01 DEFINITIONS. As used herein and in the Revolving Note and the other Loan Documents, the following terms shall have the following meanings:

         "Acceptable Marketable Securities" means securities that are direct obligations of the United States of America or any agency thereof, or certificates of deposit issued by the Bank, or any other money-market investment if it carries the highest quality rating of any nationally-recognized rating agency, provided that no such security shall mature more than ninety (90) days after the date when made.

         "Account Officer" means that officer of the Bank who at the time in question is designated by the Bank as the officer having the primary responsibility for giving consideration to the Borrowers' requests for credit or, in that officer's absence, that officer's immediate superior or any other officer who reports directly to that superior officer.


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         "Acquisition Cost" means the purchase price of a Permitted Investment.

         "Advances" means advances of cash proceeds obtained by the Borrowers in respect of the Revolving Loan.

         "Affiliate" means any director or principal officer of the Borrowers or the Guarantor or shareholder owning more than five percent (5%) of any class of outstanding securities of the Guarantor, or any corporation, partnership or other business enterprise directly or indirectly controlled by, or under direct, indirect or common control with, any one or more of such Persons and/or the Borrowers.

         "Assumption Agreement" means an agreement, in the form of Exhibit A attached hereto, duly completed, pursuant to which a Fund Entity becomes a Borrowing Fund and a Borrower under this Agreement and assumes the obligations of a Borrower under this Agreement.

         "Assumption Documents" means both an Assumption Agreement and a Borrowing Fund Allonge.

         "Authorized Officers" means the chief executive officer, chief financial officer, chief accounting officer, president or treasurer of the Guarantor or Property Advisors.

         "Available Rates" shall have the meaning given to it in Section 2.05.

         "Bank" shall have the meaning given to such term in the preamble of this Agreement.

         "Borrowers" shall have the meaning given to such term in the preamble of this Agreement.

         "Borrowing" means a series of the Revolving Loan obtained by the Borrowers and includes, without limitation, an Advance or LC (as hereinafter defined) part of the Revolving Loan the proceeds of which represent new money to the Borrowers and part of the Revolving Loan the proceeds of which are applied to any Advance bearing interest at an Overall Libor Rate at the end of the applicable Libor Rate Period; to the extent that the term "borrowed money" is used in this Agreement, it is used as a generic term and is not derived solely from "Borrowing".

         "Borrowing Fund" means a Fund Entity that has executed and delivered Assumption Documents to the Bank and/or has received an Advance or an LC.

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

         "Borrowing Fund Allonge" means an allonge to the Revolving Note, in the form of Exhibit B to this Agreement, duly completed, whereby a Borrowing Fund executes and delivers the Revolving Note and becomes a maker of the Revolving Note.

         "Business Day" means any day on which dealings in United States Dollar deposits in the London inter-bank market are carried out and which is not a Saturday, Sunday or other day on which banks in Cincinnati, Ohio are authorized or required to close.

         "Capital Expenditures" means any and all amounts invested, expended or incurred (including by reason of Capitalized Lease Obligations) in respect of the purchase, acquisition, improvement, renovation or expansion of any properties or assets of the Borrowers, including, without limitation, expenditures required to be capitalized in accordance with GAAP, but excluding in all cases Permitted Investments.

         "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under leases of, or other agreements conveying the right to use real and/or personal property, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person, prepared in accordance with GAAP (including the Financial Accounting Standards Board).

         "Closing Date" means the date that the first Borrowing is made by the Borrowers under this Credit Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

         "Collateral Security Documents" shall have the meaning set forth in
Section 3.06.

         "Commitment" means the commitment of the Bank to extend credit to the Borrowers pursuant to Section 2.01 of this Agreement and upon the terms, subject to the conditions and in accordance with other provisions of this Agreement.

         "Companies" means the Guarantor and its Subsidiaries.

         "Conclusive" means that the calculation, determination or other matter referred to is presumed for all purposes to be true and correct and absolutely binding on the Borrowers except to the extent of manifest or obvious error (e.g. arithmetic error or misplacement of decimal points).

         "Consolidated" means on a consolidated basis for the Guarantor and all of its Subsidiaries, as determined in accordance with GAAP.

         "Construction Loan Liens" shall have the meaning given to such term in
Section 7.02(ii).

         "Credit Facility" shall have the meaning given to such term in the recitals of this Agreement.

         "Distribution" means any payment or distribution or transfer to, redemption, acquisition or purchase from, or exchange with (directly or indirectly), the Guarantor made in respect of its Equity Interest, of any property, including, without limitation, cash, whether or not the same shall be made from earnings of Property Advisors a redemption of such Equity Interest, but, excluding in all cases, any of the foregoing made by Property Advisors to the Guarantor or stock dividends or splits of the capital stock of the Guarantor.

         "Dollars" and "$" means United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States.

         "Due Date" shall have the meaning set forth in Section 2.17.

         "Effective Date" means the date on which the Bank makes an Advance, issues on LC or the election by the Borrowers of any Interest Option becomes effective.

         "Environmental" means relating to pollution of the environment, including air, soil, water and groundwater, and the effects of hazardous substances or toxic and solid wastes.

         "Environmental Matters" means (a) any injury to person or property resulting or allegedly resulting from Environmental claims, (b) any suits, investigations, notices, orders, decrees or proceedings and other acts and actions arising under any existing or future environmental laws, rules, regulations, orders, permits, decrees, notices of violation and other environmental claims and (c) any compliance required under existing or future environmental laws, orders, permits, decrees, notices of violations and other Environmental claims.

         "Equity Interests" means all capital stock and options, warrants and rights to acquire or convert to capital stock of Property Advisors.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations thereunder, each as amended from time to time.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) that would be aggregated with the Companies for any purpose relevant to ERISA or the Code relating to any Plan.


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

         "Event of Default" shall have the meaning specified in Article X of this Credit Agreement.

         "Execution Date" means the date of this Credit Agreement first written above.

         "Exhibits" and "Schedules" means and refers collectively to the documents attached to this Credit Agreement and labeled as Exhibits or Schedules hereto.

         "federal", "state", or "local" means and relates to the United States, its political division of states, and the respective political subdivisions and equivalents of such states.

         "Fiscal Year" means a period consisting of four Quarters ending on the last day in March that is a day that the New York Stock Exchange is open for business, in the case of the Guarantor and Property Advisors, and December 31, in the case of a Borrowing Fund.

         "Fixed or Capital Assets" means and includes all assets which are defined or classified as fixed or capital assets in accordance with GAAP, but excluding any Permitted Investments.

         "Fund Entity" means an entity organized by the Guarantor or a Subsidiary for the purpose of acquiring Permitted Investments and includes, without limitation McDonald Freedom Tax Credit Fund L.P., McDonald Corporate Tax Credit Fund-1996 L.P., McDonald Ohio Tax Credit Fund L.P., McDonald Corporate Tax Credit Fund 1996-P, McDonald Corporate Guaranteed Tax Credit Fund.

         "GAAP" means generally accepted accounting principles as consistently applied in the United States from time to time.

         "Governing Documents" means each Fund Entity's respective Private Placement Memorandum, Limited Partnership Agreement, Certificate of Limited Partnership and any other similar documents pursuant to which such Fund Entity is organized or governed.

         "Guaranteed" or to "Guarantee" as applied to an obligation shall mean and include (a) a guarantee or guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guarantee of any obligation or indemnifying or holding harmless, in any way such Person against any part or all of such obligation.

         "Guarantor" means McDonald & Company Investments, Inc., a Delaware corporation.

         "Guaranty" means that certain Guaranty Agreement dated the date hereof executed and delivered by the Guarantor in favor of the Bank and guaranteeing repayment of the Obligations.

         "Indebtedness for Borrowed Money" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, including, without limitation, all borrowings under insurance policies, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price for property or services, except accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Indebtedness for Borrowed Money of others secured by a Lien on any asset of such Person, whether or not such Indebtedness for Borrowed Money is assumed by such Person and (vi) all Indebtedness for Borrowed Money of others Guaranteed by such Person.

         "Indemnified Liabilities" shall have the meaning given to it in Section 13.01.

         "Interest Option" means any one or more of the Prime Rate or the Overall Libor Rate.

         "Investment" means any advance, extension of credit (excluding accounts receivable arising in the ordinary course of business and endorsements of negotiable instruments for collection in the ordinary course of business) or contribution of capital to any Person or purchase or other acquisition of the stock or any notes, debentures or other securities of, or any equity interest in, any other person.

         "LCs" means any letter of credit issued by the Bank for the account of the Borrowers.

         "Liabilities" as applied to the Borrowers, means:

                  (i) All items which in accordance with GAAP applied on a consistent basis would be included in determining total liabilities as shown on the liability side of a balance sheet of a Borrower as of the date on which Liabilities are to be determined, regardless whether such items are recourse indebtedness or otherwise; and

                  (ii) All liabilities of others within the meaning of (i) above which a Borrower have directly or indirectly Guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire or become liable for, or in respect of which a Borrower have entered into any agreement for the purchase or other acquisition of any product, materials, or supplies, or for the making of shipments, or for the payment for services, if in any such case payment therefor is to be made regardless of the nondelivery of the product, materials, or supplies or the nonfurnishing of the transportation or services.

         "Libor Rate" means, with respect to any Effective Date, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next highest 1/100 of 1%) by dividing (i) the rate of interest determined by the Bank three (3) Business Days prior to such Effective Date that it would have to pay on such Effective Date in the London inter-bank market for inter-bank deposits of United States Dollars with a maturity equal (or as nearly equal as possible) to the Libor Rate Period selected by the Representative and in an amount equal to such amount of the Revolving Loan on which interest will be determined by the Libor Rate by (ii) 1.00 minus for the day the rate of interest is determined by the Bank that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement for the Bank in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the Libor Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Libor Rate will be increased by such amount as provided in
Section 2.09 to compensate the Bank for the changes in circumstances described in Section 2.09 and if such changes in circumstances are no longer applicable or are otherwise modified so that such increase is no longer required in whole or in part, then the Libor Rate will be decreased on an equivalent basis (in whole or in part), in each case, without duplication.

         "Libor Rate Period" means the period for which an Overall Libor Rate is in effect for the purpose of determining the rate of interest on all or any part of the Revolving Loan.

         "Lien" as applied to the property of any Person means: (a) any mortgage, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness for Borrowed Money in priority to the payment of the general, unsecured creditors of such Person; (c) any Liabilities which are unpaid more than 60 days after the same shall have become due and payable and which if unpaid would by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over general unsecured creditors of such Person; and (d) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent of any jurisdiction in respect of Indebtedness for Borrowed Money.

         "Loan Documents" means and includes this Credit Agreement, the Revolving Note, the Guaranty, the Assumption Documents and the Collateral Security Documents.

         "MCD Securities" means McDonald & Company Securities, Inc., an Ohio corporation.

         "Material Adverse Effect" means a materially adverse effect on the business, properties, operations or condition (financial or otherwise) of any Borrower, or the Guarantor, except in the case of the Guarantor, determined on a Consolidated basis, as applicable as determined by the context when used.

         "Net Proceeds" means, with respect to the sale or disposition of any asset, including but not limited to any Permitted Investment, the total proceeds received in cash (from time to time, including, without limitation, any installment, rental or other deferred payments) upon such sale or disposition minus (i) any reasonable out-of-pocket expenses directly arising out of such sale or disposition and (ii) Taxes payable in respect of such proceeds.

         "Note Purchase Agreement" means that certain Note Purchase Agreement dated as of January 15, 1993 executed and delivered by MCD Securities in favor of the purchasers named therein and relating to MCD Securities' 8.24% Subordinated Notes due January 15, 2002 issued in the original principal amount of $25,000,000.

         "Obligations" shall have the meaning given to such term in Section
4.02.

         "Operating Entity" means an entity organized to construct, renovate, acquire, operate or maintain housing projects that will qualify for tax credits under the Code as historic or low income housing property and in which a Borrower makes a Permitted Investment.

         "Ordinary Course Liabilities" shall have the meaning given to such term in Section 2.01(ii).

         "Outstanding Amount" means the sum of (i) the outstanding unpaid principal of the Revolving Loan plus (ii) the outstanding stated amount of any LCs.

         "Overall Libor Rate" means the Libor Rate plus Seventy-Five (75) basis points.

         "Overall Libor Rate Indemnity" shall have the meaning specified in
Section 2.13 in respect of a Loan to the extent bearing interest at an Overall Libor Rate.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

         "Permitted Investment" means an equity interest (which may be capital stock, a limited or general partnership interest or a membership interest in a limited liability company) in an Operating Entity.

         "Permitted Liabilities" shall have the meaning given to such term in
Section 7.01.

         "Permitted Liens" shall have the meaning given to such term in Section 7.02.

         "Person" includes a corporation, an association, a partnership, an organization, a trust or business trust, an individual, a government or political subdivision thereof or a governmental agency or other entity.

         "Plan" means any pension plan which is covered by Title IV of ERISA in respect of which any of the Companies or any ERISA Affiliate is an "employer" as defined in Section 3(5) of ERISA.

         "Possible Default" means an event or condition which, after notice or lapse of time, or both, would constitute an Event of Default.

         "Post-Default Rate" means a per annum rate of interest equal to four percent (4%) over the Available Rates.

         "Property Advisors" shall have the meaning given to such term in the preamble of this Agreement.

         "Quarter" means one of the four periods comprising a Fiscal Year.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, in each case where reporting requirements have not been waived and which event could or would give rise to the termination of any Plan, the appointment of a trustee for such Plan or otherwise impose any liability on any of the Companies, taken on a Consolidated basis, including, without limitation, as described in Department of Labor Regulations sections 2615.11, 2615.12 or 2615.15 through 2615.17.

         "Representative" shall have the meaning given to such term in Section 1.03.

         "Revolving Loan" shall have the meaning given to such term in the recitals of this Agreement.

         "Revolving Note" means the promissory note executed jointly and severally by the Borrowers in favor of the Bank to evidence the Borrowers' indebtedness pursuant to the Credit Facility.

         "Revolving Period" shall have the meaning given to such term in Section 2.04.

         "Subsidiaries" means and includes any corporation, association, or other business entity, the majority (by number of votes) of the stock of any class or classes of which is at the time owned or controlled directly or indirectly by the Borrowers, if the holders of the stock of such class or classes (i) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of any contingency, or (ii) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency, but excluding any Permitted Investment.

         "Taxes" means all federal, state and local or foreign income, payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupation, mercantile, real estate, capital stock and franchise or other taxes, including interest and penalties thereon, and including estimated taxes thereof.

         "Unfunded Liability" means, with regard to any Plan, the excess of the present value of accrued benefits under the plan over the current value of the Plan's assets. Whenever this Agreement requires the amount of any Unfunded Liability to be determined, it shall be determined as of the beginning of the most recent Plan year on the final actuarial valuation prepared for the Plan for funding purposes.

         Whenever any agreement, guaranty, mortgage, deed of trust, assignment of lease, promissory note, subordination agreement, pledge agreement, intercreditor agreement, or other instrument or document is defined in this Credit Agreement, such definition shall be deemed to mean and include, from and after the date of an amendment, restatement, or modification thereof, such agreement, mortgage, subordination agreement, pledge agreement, assignment of sublease, promissory note or other instrument or document as amended, restated or modified. To the extent that the plural of any term defined herein is not defined in this Credit Agreement, that usage of the plural in this Credit Agreement shall mean the plural of the singular term so defined and if the defined term is plural, usage of the singular of such term shall mean the singular thereof, in each case as the context so requires. The words "hereof", "herein" or similar words shall refer to this Credit Agreement and references to Sections or Articles shall mean Sections or Articles of this Credit Agreement.

         Section 1.02 ACCOUNTING TERMS Any accounting terms used herein and not defined herein shall have the meaning ascribed to them by, and be determined in accordance with, GAAP. All computations made pursuant to this Agreement shall be made in accordance with GAAP consistently applied and all balance sheets and other financial statements shall be prepared in accordance with GAAP consistently applied except, with respect to interim financial statements, for normal recurring year-end adjustments.

         Section 1.03 APPOINTMENT OF PROPERTY ADVISORS AS REPRESENTATIVE. Each of the Borrowers, jointly and severally, hereby appoints Property Advisors as their respective agent and representative (the "Representative") for the purpose of giving and receiving notice relating to this Credit Agreement, to receive the proceeds of any advance of Loan, making any election of any Interest Option and to do other things that any of the Borrowers may do under this Credit Agreement. All references to the Representative and to Property Advisors in this Credit Agreement when the context so indicates that it is acting as agent and Representative for itself and the other Borrower shall be deemed to be a reference to all of the Borrowers. Each of the Borrowers, jointly and severally, agrees that each shall be bound and obligated by the acts of the Representative relating to this Credit Agreement and hereby confirm and ratify any acts the Representative shall make in such capacity. No revocation or modification of the foregoing appointment of Property Advisors as Representative, the revocation or acceptance of such appointment by Property Advisors as the Representative and the effect thereof, shall be effective as to the Bank without the prior written consent of the Bank thereto.

                                   ARTICLE II
                                   ----------

                                 CREDIT FACILITY
                                 ---------------

         Section 2.01 AMOUNTS. The Bank hereby establishes its commitment (the "Commitment") in respect of the Credit Facility. The aggregate amount of the Commitment shall be TEN MILLION DOLLARS ($10,000,000), but that amount may be reduced from time to time pursuant to Section 2.02 and the Commitment may be terminated pursuant to Article 10. In no event shall the Outstanding Amount exceed the then current Commitment.

         Section 2.02 REDUCTION. The Borrowers shall have the right at all times to permanently and irrevocably reduce the Commitment in whole or in part by giving written notice of the reduction to the Bank at least one (1) Business Day prior to the reduction, each such reduction to be equal to at least $1,000,000. Concurrently with each reduction, the Borrowers shall prepay the amount, if any, together with interest thereon, by which the Outstanding Amount exceeds the Commitment as so reduced. Section 2.11 shall apply to each such prepayment.

         Section 2.03 SINGLE LOAN. The Outstanding Amount borrowed by the Borrowers from the Bank under the Commitment shall constitute a single loan from the Bank regardless of how many Advances have been borrowed or repaid or LCs have been issued or are outstanding.

         Section 2.04 ADVANCES; LCs; REVOLVING PERIOD. The Borrowers may obtain Borrowings consisting of (i) Advances in respect of the Revolving Loan or (ii) LCs during a period (the "Revolving Period") commencing as of the Closing Date until (i) the termination of the Commitment pursuant to any provision hereof or
(ii) September 15, 1998, whichever shall first occur, whereupon the Commitment shall be terminated and no longer be in effect. All Borrowings shall be repaid in accordance with Section 2.17. Each Borrowing shall be made solely to make Permitted Investments as set forth in Section 2.26. Each Borrowing shall be in an amount of not less than $250,000 nor more than the lesser of (i) $5,000,000 or (ii) one hundred percent (100%) of the Acquisition Cost of the Permitted Investment. The Representative shall give the Bank notice on or before 12:00 noon Cleveland time on the date of a Borrowing, subject to Section 2.08. Subject to the other provisions hereof, during the Revolving Period, Borrowings may be borrowed and repaid (in accordance with Section 2.11) and new Borrowings borrowed so long as the Outstanding Amount outstanding at any one time does not exceed the Commitment.

         Section 2.05 INTEREST ON THE REVOLVING LOAN. The Borrowers shall pay interest on the Revolving Loan at the rate per annum determined on the basis of either the (i) Prime Rate and/or (ii) the Overall Libor Rate, as applicable in accordance with the other provisions of this Agreement (the "Available Rates").

         Section 2.06 ELECTION OF OVERALL LIBOR RATE FOR REVOLVING LOAN. (i) Subject to the terms and conditions stated in this Section 2.06 and otherwise in this Article II, the Borrowers may elect to have interest on an Advance to be determined on the basis of an

Overall Libor Rate. In no event shall more than twenty Overall Libor Rates be in effect for the Revolving Loan at any time. If no election is made by the Borrowers as to the Interest Option for determination of interest on an Advance, interest thereon will be determined at the Prime Rate.

         (ii) The minimum principal amount of an Advance initially upon which interest may be determined on an Overall Libor Rate shall be $250,000 and in multiples of $100,000 in excess thereof. The Libor Rate Periods which the Representative may elect for interest to be determined on an Overall Libor Rate are approximately seven, fourteen or twenty-one days and one month, two month, or three months. No Libor Rate Period shall end on a date after the due date of the Advance for which an Overall Libor Rate is in effect. The Borrowers shall have no right to elect the use of an Overall Libor Rate if any Event of Default or Possible Default shall exist at the time of election or immediately upon the effectiveness thereof.

         (iii) Each election of an Overall Libor Rate shall be made by written or telephonic notice (if telephonic, then promptly confirmed in writing) to the Bank received by it not later than 11:00 a.m. Cleveland time three (3) Business Days before the date the Representative desires to select as the Effective Date for such Overall Libor Rate. The Representative, by giving a notice of election, expressly accepts the particular Overall Libor Rate elected regardless of any change in financial conditions or markets that may have affected such Overall Libor Rate after the giving of notice but prior to the Effective Date thereof. Each notice of election shall specify the principal amount of such Revolving Loan to which such Overall Libor Rate is applicable and the period for which such Overall Libor Rate shall be effective.

         Section 2.07 [Omitted]

         Section 2.08 LIMITS ON OVERALL LIBOR RATE ELECTIONS. The right of the Borrowers to elect the use of an Overall Libor Rate for the purposes of determining interest on the Revolving Loan shall at all times be subject to the following:

                  (I) availability of funding or its functional equivalent to the Bank to allow the election of such Overall Libor Rate;

                  (II) that the basis for determining such Overall Libor Rate will adequately and fairly reflect the cost to the Bank of maintaining or funding the Overall Libor Rate so elected; and

                  (III) the Bank does not reasonably believe that it is prohibited from or otherwise restricted by applicable law or regulatory requirement in allowing the Bank to elect such Overall Libor Rate.

         Section 2.09 COMPENSATION; ILLEGALITY. (a) If, after the date hereof, there shall be introduced or changed any treaty, statute, law, regulation or other governmental requirement, or there shall be any change in the interpretation or administration thereof by any governmental authority charged with the administration or interpretation thereof, or there shall be made any request from any central bank or other lawful governmental authority having jurisdiction over the Bank, this Credit Agreement, the Revolving Loan or the Revolving Note, which introduction, change or compliance shall, upon becoming effective, (i) impose, modify or deem applicable any reserve or special deposit or other requirements against assets held by or deposits in or loans by the Bank or (ii) subject the Bank to any tax, duty, fee, deduction or withholding or
(iii) change the basis of taxation of payments due from the Borrowers (otherwise than by a change in taxation of the overall net income of the Bank) or (iv) impose on the Bank any penalty in respect of any maintaining the Revolving Loan, and any such event increases the cost to the Bank to maintain the Revolving Loan or reduces the amount of principal or interest received by the Bank in respect of this Credit Agreement or the Revolving Loan, then upon the Bank's demand, the Borrowers shall pay to the Bank from time to time such additional amounts as will compensate and reimburse the Bank for such increased cost or reduced amount. Each demand for compensation shall be accompanied by the Bank's certificate setting forth in reasonable detail the amount to be paid by the Borrowers and the computations used in determining the amount, which certificate shall be Conclusive. In determining any such amount, the Bank may use any reasonable averaging and attribution methods.

         (b) In the event that any applicable law treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of any such authority (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank, as the case may be, and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank's obligations under this Agreement and such increase has the effect of reducing the rate of return on the Bank's or such controlling corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such controlling corporation could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, from time to time, upon request by the Bank additional amounts sufficient to compensate the Bank for any increase in the amount of capital and reduced rate of return which the Bank reasonably determine to be allocable to the existence of the Bank's obligations hereunder.

         (c) In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of such authority (whether or not having the force of law), including, without limitation, exchange controls, shall make it unlawful for the Bank to maintain or offer the Revolving Loan under this Credit Agreement, the Bank may, upon the occurrence of such an event, refuse to offer the Revolving Loan to the Borrowers or to maintain the Revolving Loan and, in the event that the part of the Revolving Loan that it is unlawful to maintain are only those Advances at an Overall Libor Rate, the Borrower may convert such Advances to bear interest at the Prime Rate subject to the provisions of Section 2.13.

         Section 2.10 INTEREST PAYMENT DATES. Interest on the Advances that is being determined by an Overall Libor Rate shall be paid in arrears to the Agent at the end of each Libor Rate Period and on the Due Date. If any Libor Rate Period for an Overall Libor Rate would end on a date that is not a Business Day then such Libor Rate Period shall end on the next succeeding Business Day unless such next succeeding Business Day would occur in the next succeeding calendar month in which case the Libor Rate Period will end on the immediately preceding Business Day. Interest on the Revolving Loan that is being determined on the Prime Rate shall be paid in arrears to the Bank on the first day of each month or the next succeeding Business Day if such date is not a Business Day, prior to the payment in full of the Revolving Loan. All unpaid and accrued interest shall be due and payable on the respective final maturity or acceleration of the Revolving Loan.

         Section 2.11 VOLUNTARY PREPAYMENTS. Subject to the provisions contained in this Section 2.11, the Borrowers, at their option, may prepay without premium or penalty all or any part of the Revolving Loan upon which interest is being determined at Prime Rate. Upon any prepayment of any Advance (or any part thereof) upon which interest is being determined in accordance with an Overall Libor Rate, the Borrowers will pay to the Bank the Overall Libor Rate Indemnity. The Borrower shall give the Bank notice on or before 1:00 p.m. Cleveland time not less than one (1) Business Day prior to any voluntary prepayment of the Revolving Loan. Any notice of payment or payment made after 1:00 p.m. Cleveland time will be deemed made as of the next following Business Day.

         Section 2.12 APPLICATION OF PAYMENTS TO REVOLVING LOAN. The payments of principal required on the Revolving Loan will be applied in the following order of priority:

                  (A) to the principal amount of each Advance upon which interest is determined in accordance with an Overall Libor Rate having a Libor Rate Period ending on the date such payment of principal is due;

                  (B) to the principal amount of each Advance upon which interest is being determined in accordance with the Prime Rate; and

                  (C) lastly, any remaining amount shall be applied as a prepayment to the principal amounts of Advances upon which interest is being determined in accordance with an Overall Libor Rate that is in excess of the amounts specified in clause (A) above.

         Section 2.13 OVERALL LIBOR RATE INDEMNITY. The Borrowers shall compensate and pay to the Bank any costs and expenses (whether internal or external) (an "Overall Libor Rate Indemnity"), as determined by the Bank in its sole discretion (including, without limitation, loss of profit, any interest paid by the Bank to lenders of funds borrowed by it to fund and carry the portion of the Revolving Loan upon which interest is being determined on an Overall Libor Rate and any loss sustained by the Bank in connection with the reemployment of such funds), which the Bank may sustain if: (1) any payment or prepayment of any Advance bearing interest at the Overall Libor Rate (including, without limitation, as a consequence of any conversion of an Advance bearing interest at an Overall Libor Rate to an Advance bearing interest at an Prime Rate or any Event of Default or Possible Default under this Agreement) occurs on a date which is not the last day of a Libor Rate Period applicable thereto or
(2) any repayment of an Advance is not made on the Due Date or any date specified in a notice of repayment given by the Borrowers.

         Section 2.14 INTEREST CALCULATIONS. All of the interest payable on the Revolving Loan shall be computed on a 360-day-per-year basis for the actual number of days elapsed. All payments to be made by the Borrower under this Credit Agreement and the Revolving Note shall be made in immediately available funds by 1:00 p.m., Cincinnati time, to the Bank and any payment received after such time shall be deemed received on the next following Business Day. Except as set forth in Section 2.10 above, whenever any payment under this Credit Agreement and the Revolving Note shall be due on any day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the due date for any such payment is so extended or extended for any other reason, including operation of law, or any payment is received after a due date, interest shall accrue and be payable on demand for such extended time.

         Section 2.15 LATE CHARGE; POST-DEFAULT RATE. In the event that any payment of principal or interest on the Revolving Loan, including but not limited to any Advance is not paid on the Due Date or the maturity date (including any applicable grace period), the Borrowers agree to pay a late charge of $500. After the occurrence and during the continuance of any Event of Default, the Revolving Loan shall bear interest at a rate equal to the Post-Default Rate from and after the date of such Event of Default, which interest shall be due on demand but paid not less frequently than monthly on the first day of each calendar month.

         Section 2.16 COMMITMENT FEE. The Borrowers shall pay to the Bank a commitment fee for the Commitment as follows:

                  (i) the commitment fee will be based upon the average daily difference between (A) the Outstanding Amount and (B) the Commitment in effect;

                  (ii) the commitment fee will be computed at the rate of 1/4 of 1% per annum (computed on the basis of a 360 day year and the actual number of days elapsed); and

                  (iii) the commitment fee will be paid monthly in arrears commencing on September 30, 1996, thereafter on the last day of each month and on the termination of the Commitment.

         Section 2.17 REPAYMENT OF BORROWINGS; REPAYMENT OF THE REVOLVING LOAN; THE REVOLVING NOTES. Each Borrowing may remain outstanding for a maximum period of three hundred (300) days after the date (the "Due Date") the Borrowing is obtained (the "Maximum Borrowing Term"); provided, however, that a Borrowing Fund shall have become a Borrower in respect of each Borrowing (and have executed and delivered to the Bank Assumption Documents in respect of such Borrowing) on or before one hundred eighty (180) days after the date such Borrowing has been obtained. In the event that a Borrowing Fund does not become a Borrower within the one hundred eighty day period specified n the proviso to the immediately preceding sentence, then the Due Date for such Borrowing shall be the one hundred eighty-first day after the date such Borrowing was obtained. Each Borrowing shall be repaid, in the case of Advances or any drawing made on an LC with respect to any LC issued in respect of a Borrowing, on or prior to the conclusion of the Maximum Borrowing Term applicable thereto. Each LC shall be surrendered or otherwise unavailable for drawing on the conclusion of the Maximum Borrowing Term applicable thereto. In no event shall any Maximum Borrowing Term conclude after the end of the Revolving Period. The unpaid principal balance of the Revolving Loan shall be due and payable on the last day of the Revolving Period. In addition, at any time and from time to time, the Borrowers shall no later than the next following Business Day repay the Revolving Loan to the extent that the Outstanding Amount exceeds the Commitment. The obligation of the Borrowers to pay the principal of and interest on the Revolving Loan to the Bank shall also be evidenced by the Revolving Note to be issued to the Bank and which shall be dated the Execution Date. The unpaid principal balance of and interest accrued on the Revolving Loan shall be determined by the ledgers and records of the Bank as accurately maintained in accordance with the Bank's ordinary practices to reflect Borrowings and under this Credit Agreement and shall be Conclusive.

         Section 2.18 LETTERS OF CREDIT. The Bank agrees that so long as all of the Commitment remain in effect, issue such letters of credit (each, an "LC") for the account of the Borrowers, as it may from time to time request subject, however, to the conditions of this Agreement.

         Section 2.19 [OMITTED]

         Section 2.20 MAXIMUM. The Bank shall not issue any LC if, after giving effect thereto, the aggregate undrawn balance of all then outstanding LCs and unpaid Advances would exceed Ten Million Dollars ($10,000,000).

         Section 2.21 TERM. Each LC shall have a stated expiration date that is not in excess of five (5) days fewer than the Maximum Borrowing Term applicable thereto. No LC shall permit any draft to be drawn thereunder on a date that is later than 290 days after the date of the LC nor later than the third (3rd) banking day immediately preceding the end of the Revolving Period.

         Section 2.22 FORM. Each LC shall be issued in such form as Bank may reasonably require and shall be a standby letter of credit issued to acquire a Permitted Investment.

         Section 2.23 STANDARD FEES. The Borrowers agree, in respect of each LC and the drafts thereunder, to pay the Bank such issuance, amendment, negotiation, cancellation, draw, acceptance, telex and similar transactional fees as are generally charged by the Bank under its standard fee schedule as in effect from time to time.

         Section 2.24 COMMISSIONS. The Borrowers agree, in respect of each LC and the drafts thereunder, to pay the Bank a commission which shall be based on the stated face amount, shall be computed at the rate of three-quarters percent (.75%) per annum and shall be paid in advance on the date of issuance and shall be non-refundable.

         Section 2.25 REIMBURSEMENT. The Borrowers agree that whenever the Bank pays any draft or other item pursuant to or otherwise in respect of any LC, the Borrowers will reimburse the Bank for the amount so paid immediately. In the event that any such reimbursement is not made, then the Borrowers shall be deemed to have made a Borrowing of a Revolving Loan in a principal amount equal to the amount to be reimbursed, subject to the terms and conditions of this Agreement, including, but not limited to, the Due Date for such Borrowing being the Due Date originally applicable to such LC. Prior to such Due Date, interest on such Borrowing will be determined on the basis of the Prime Rate, and thereafter of the Post-Default Rate.

         Section 2.26 PURPOSE OF THE REVOLVING LOAN. The Revolving Loan, and each Borrowing thereunder (whether an Advance or an LC), shall be used solely and exclusively to acquire Permitted Investments and for no other purpose. Each Borrowing shall be in an amount not in excess of the Acquisition Cost of a Permitted Investment, and in no event not in excess of Five Million Dollars ($5,000,000). Each Borrowing will be reasonably concurrent with the acquisition of the Permitted Investment for which such Borrowing is being used to pay the Acquisition Cost. If such Permitted Investment is not acquired for any reason, any Borrowing made in respect thereof shall be repaid immediately. All conditions to Borrowing set forth in Section 5 shall have been complied with by the Borrowers on or prior to the Effective Date.

         Section 2.27 EVENT OF DEFAULT OR POSSIBLE DEFAULT. The Borrowers shall not be entitled to obtain any Advances or LC, or elect an Overall Libor Rate if, at the time of so obtaining or requesting such Advance or LC or electing any Overall Libor Rate, an Event of Default or Possible Default shall then exist or immediately thereafter exist. Receipt by the Borrowers of any Advances or LC, or election by the Borrowers of an Overall Libor Rate shall, each in and of itself, constitute a continuing representation and warranty by the Borrowers that the representations and warranties in Article IV continue (except to the extent given as of and limited to a specific date) to be accurate in all material respects and that the Borrowers then are entitled under this Credit Agreement to obtain the Advances or elect an Overall Libor Rate, as the case may be.

                                   ARTICLE III
                                   -----------

                               COLLATERAL SECURITY
                               -------------------

         Section 3.01 COLLATERAL FOR BANK'S BENEFIT. All Collateral assigned, pledged or otherwise granted under or in connection with this Credit Agreement shall be granted to and/or held by, as the case may be, the Bank for its sole benefit and not in trust or for the benefit for the Borrowers, any Affiliate or any other Person.

         Section 3.02 DEBT SECURED. All collateral and property assigned, mortgaged, pledged or otherwise granted under or in connection with this Credit Agreement shall secure:

                  (i) the payment of all principal of and interest owing or outstanding on any of the Revolving Note or the Revolving Loan, including, without limitation, future advances made by the Bank which are or may be evidenced by said Revolving Note, regardless of whether the Bank was obligated to make such advances;

                  (ii) the payment of all amounts from time to time owing to the Bank under or in connection with this Credit Agreement or any of the Collateral Security Documents;

                  (iii) the payment by the Borrowers of all reasonable costs and expenses (including attorneys' fees) incurred by the Bank in the collection of the Revolving Loan or any of the Revolving Note or in the enforcement of its rights under this Credit Agreement or the other Loan Documents;

                  (iv) the payment by the Borrowers of all sums expended or advanced by the Bank pursuant to the terms of this Credit Agreement, any Collateral Security Document or any other Loan Document;

                  (v) the performance by the Borrowers of all their obligations under this Credit Agreement, the Revolving Note, the Collateral Security Documents and the other Loan Documents;

                  (vi) the performance by the Guarantor of all its obligations under the Guaranty; and

                  (vii) the payment of any and all other indebtedness (including principal, interest or fees, if any) of any kind or description now or hereafter owing by the Borrowers to the Bank, including, without limitation, overdrafts, amounts owing under other notes, bonds, debentures, letters of credit, interest rate protection arrangements or other evidences of indebtedness and contingent obligations.

         All of the debt, liabilities and obligations described in clauses (i) through (vii) above shall be sometimes hereinafter referred to as the "Obligations."

         Section 3.03 COLLATERAL. The Borrowers hereby grant and agree to grant to the Bank a security interest and/or other lien in, and pledge and assignment of, (i) all Permitted Investments, whether now owned or existing or hereafter acquired or arising, which security interests, liens, pledges and assignments shall have a first priority subject only to Construction Loan Liens and (ii) all rights of the Borrowing Fund to receive capital contributions from any investor therein, which security interest, lien, pledge and assignment shall have a first priority (collectively the "Collateral"). Upon the request of the Bank at any time or from time to time, the Borrowers agree, (A) to promptly execute and deliver all such agreements, documents and instruments as the Bank shall from time to time reasonably request and (B) to take such other actions (including, without limitation, delivering to the Bank stock certificates, securities, chattel paper and other instruments or documents in their possession or control) and to give such further assurances as the Bank shall from time to time reasonably request to evidence, obtain and/or to perfect the security interests, liens, pledges and assignments of such Permitted Investments.

         Upon the request of the Bank, the Borrowers will furnish to the Bank a signed opinion of counsel (reasonably satisfactory to the Bank) licensed to practice in the state where the real estate which is the subject of the Permitted Investment is located as to: (1) the Bank's security interest in the Permitted Investment is the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, subject to such assumptions, limitations and qualifications as counsel to the Bank may reasonably approve, (2) the Bank is not required to qualify to do business in such state or province solely as a result of such security interest or the exercise of any remedies provided therein, (3) the Bank shall not be subject to any taxes levied in such state or any political subdivision thereof solely by reason of such security interest, (4) the Bank will not be barred from enforcing such security interest because a tax, assessment or charge has not been paid, and other matters as the Bank shall reasonably request.

         Section 3.04 COSTS. The Borrowers shall pay, to the fullest extent permitted by law, on demand all costs, fees and expenses incurred by the Bank and paid to third Persons in connection with the taking and/or perfection of the Bank's security interest in the Collateral, including, without limitation:

                  (i) fees and expenses incurred in preparing Collateral Security Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing such Collateral Security Documents);

                  (ii)     all filing, recording and/or records search fees;

                  (iii) reasonable lawyers' fees in connection with all legal opinions required pursuant to the terms of this Agreement;

                  (iv)     appraisal costs;

                   (v) all costs and expenses incurred in connection with compliance with paragraph (1) of Section 3.03; and

                  (vi)     all other related costs, fees and expenses.

         Section 3.05 INCONSISTENT PROVISIONS. In the event that the provisions of any Collateral Security Document directly conflict with any provisions of this Credit Agreement, the provision of this Credit Agreement shall govern.

         Section 3.06 COLLATERAL SECURITY DOCUMENTS. Each mortgage, security agreement, pledge agreement, collateral assignment, other agreement, document or instrument executed and/or delivered in connection with any of the foregoing shall be referred to collectively as the "Collateral Security Documents" and singly as a "Collateral Security Document."

                                   ARTICLE IV
                                   ----------

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                 ----------------------------------------------

         The Borrowers represent and warrant to the Bank as follows:

         Section 4.01 ORGANIZATION OF THE COMPANIES; BUSINESS AND PROPERTY. Property Advisors is duly organized and validly existing corporation in good standing under the laws of the State of Ohio. Each Borrowing Fund is or will be duly formed and validly existing as a limited partnership in good standing under the laws of the state of its formation. The Borrowers have or will have all requisite power and authority to execute and deliver the Loan Documents executed or to be executed by it and to carry out the provisions thereof. The Borrowers have or will have full power, authority, and legal right to own and operate their respective properties and to carry on the business in which they engage and intend to engage. The Borrowers are qualified or otherwise entitled to do business and are in good standing in the State of Ohio and each other state where such qualification is required by reason of the Borrowers' business, activities, or ownership of property, other than such jurisdictions in which the failure to qualify would not have a Material Adverse Effect.

         Section 4.02 AUTHORIZATION; VALIDITY. The Borrowers have or will have taken all action necessary to authorize the execution, delivery and performance by them of the Loan Documents executed and to be executed by them. This Credit Agreement is, and each of the other Loan Documents when executed and delivered will be, legal, valid and binding upon the Borrowers and enforceable against the Borrowers in accordance with their respective terms. No consent, approval, or authorization of, or registration or declaration with, any governmental authority or other Person is required in connection with the execution, delivery and performance by the Borrowers of any of the Loan Documents.

         Section 4.03 PERMITS. The Borrowers require no permits, licenses or authorizations from any federal, state or local governmental authority (a "Governmental Authority") to conduct their business as it is presently conducted or intend to be conducted and no default exists under any such permit, license or authorization, which, either the failure of other Borrowers to have or the default under, would have a Material Adverse Effect. No Borrower is subject to any outstanding or, to the knowledge of the Borrowers, threatened citation by any Governmental Authority which would have a Material Adverse Effect.

         Section 4.04 FINANCIAL STATEMENTS. The Consolidated balance sheet of the Guarantor as of June 30, 1996 and the related statements of revenues and expenses and changes in financial position for the periods then ended and the auditors' reports with respect to the fiscal year ended March 31, 1996, copies of which have heretofore been furnished to the Bank, are complete and correct and fairly present the Consolidated financial condition, changes in financial position and results of operations of the Guarantor at such dates and for such period, and were prepared in accordance with GAAP.

         Section 4.05 FINANCIAL CONDITION. Except for Liabilities created pursuant to this Credit Agreement and other Permitted Liabilities, the Borrowers have no Liabilities, contingent or otherwise, whether or not required to be reflected in accordance with GAAP, nor any outstanding or existing commitments for the purchase of land, buildings, equipment, materials, or supplies, or any contracts for services, except, in the case of Property Advisors, for its obligations as the general partner and the manager of the Borrowing Funds.

         Section 4.06 NO ADVERSE CHANGES. Since June 30, 1996, there has been no Material Adverse Effect in the condition, financial or otherwise, of the Borrowers or the Guarantor.

         Section 4.07 TITLE TO PROPERTIES. The Borrowers will have at the time of acquisition thereof good and marketable title to all Permitted Investments. The Borrowers will not own any other properties and assets except, in the case of Property Advisors, its interest as general partner and manager of the Borrowing Funds. Except for Permitted Exceptions, there are no Liens of any nature whatsoever on any of the properties or assets of the Borrowers.

         Section 4.08 LITIGATION. There are no outstanding judgments against, or actions, suits or proceedings pending, or to the best knowledge of the Borrowers, threatened against or affecting any of the Companies, at law or in equity or before or by any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, which, if adversely determined, involves the possibility of any judgment or liability not fully covered by insurance or which may result in any Material Adverse Effect.

         Section 4.09 NATURE OF BUSINESS OF BORROWER. Property Advisors has been organized solely for the purposes of acting as general partner and manager of Fund Entities and to acquire Permitted Investments for ultimate transfer to Fund Entities. Property Advisors will be the sole general partner of each Borrowing Fund. Each Borrowing Fund has been organized solely for purposes of investing in Permitted Investments. The Borrowers do not, and have no intention, to conduct any other business or activities. The Borrowers have no employees. The Borrowers do not maintain any Plans. Any and all business activities conducted by the Borrowers are undertaken by employees of the Guarantor or its other Subsidiaries, for which the Borrowers reimburse them as Ordinary Course Liabilities. The Borrowers have delivered true, correct and complete copies of the Governing Documents to the Bank.

         Section 4.10 COMPLIANCE WITH OTHER INSTRUMENTS. None of the Companies is in material default in the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions contained in (i) any evidence of Indebtedness for Borrowed Money, or (ii) any agreement, document, lease or other instrument which a default under, violation of which or a failure to perform on the part of the Companies would have a Material Adverse Effect. Neither the execution and delivery of this Credit Agreement or the other Loan Documents by the Borrowers or the Guarantor, nor the consummation of the transactions contemplated thereby, nor will compliance with the terms and provisions thereof violate the provisions of any applicable law or of any material applicable order or regulations of any governmental authority having jurisdiction of the Companies or, except where no Material Adverse Effect would result therefrom, conflict with or result in a breach of any agreement or instrument to which any of the Companies is now a party, or, except where no Material Adverse Effect would result therefrom, will constitute a default thereunder, or will result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the properties or assets of any of the Companies except in favor of the Bank.

         Section 4.11 MATERIAL RESTRICTIONS. Except for the Loan Documents and the Governing Documents, the Borrowers are not a party to any agreement or other instrument or subject to any other restriction which causes a Material Adverse Effect.

         Section 4.12 CORRECTNESS OF DATA FURNISHED. This Credit Agreement and all Schedules and Exhibits hereto do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading; and there is no fact not otherwise disclosed in writing to the Bank which, to the knowledge of the Borrowers, would cause a Material Adverse Effect.

         Section 4.13 REGULATION U, ETC. The Borrowers do not and will not own, nor do they have any intention of acquiring, any "margin stock" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of any of the Revolving Loan will be used, directly or indirectly, by the Borrowers for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness or other liability which was originally incurred to purchase or carry, any margin stock or for any other purpose which might cause the transactions contemplated hereby to be considered a "purpose credit" within the meaning of said Regulation U, or which might cause this Credit Agreement to violate Regulation G, Regulation U, Regulation T, Regulation X, or other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934. Upon request, the Borrower will promptly furnish the Bank with a statement in conformity with the requirements a Federal Reserve Form U-I referred to in said Regulation U.

         Section 4.14 SECURITIES ACT, ETC. Neither the registration of any security under the Securities Act of 1933, as amended, or any other federal, state, or local securities laws, nor the qualification of the Loan Documents, as amended, is required in connection with the Revolving Loan or the issuance and delivery of the Revolving Note pursuant hereto.

         Section 4.15 NO DEFAULT. No Possible Default or Event of Default has occurred and is continuing.

         Section 4.16 PRINCIPAL PLACE OF BUSINESS. The principal places of business and chief executive offices of the Borrowers are and will be at all times located in Cuyahoga County, Ohio. The books and records of the Borrowers and all records of Permitted Investments of the Borrowers are housed at such chief executive offices.

         Section 4.17 BROKERS, ETC. The Borrowers have not caused the Bank to be under any obligation to pay any broker's fees, finder's fee or commission in connection with the Revolving Loan or the transactions contemplated by the Credit Agreement.

                                    ARTICLE V
                                    ---------

                             CONDITIONS TO BORROWING
                             -----------------------

                                     Part I

         CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE REVOLVING LOAN. The obligation of the Bank to make the first Advance or issue the first LC shall be subject to the satisfaction of the following conditions prior to or concurrently therewith.

         Section 5.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV shall be true in all material respects on and as of the time of the first Advance hereunder, with the same effect as if made on and as of such date unless stated as of a specific date.

         Section 5.02 NO DEFAULTS. There shall exist no condition or event constituting an Event of Default or Possible Default.

         Section 5.03 PERFORMANCE. The Borrowers shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the first Advance.

         Section 5.04 CLOSING CERTIFICATE. The Borrowers shall have delivered to the Bank a certificate dated the date of the first Advance and signed by an Authorized Officer, certifying to the matters covered by the conditions specified in Sections 5.01, 5.02 and 5.03.

         Section 5.05 REVOLVING NOTE; GUARANTY. The Bank shall have received the Revolving Note and the Guaranty, accompanied by all documents and instruments required thereunder, duly executed and delivered by the parties thereto.

         Section 5.06 DISBURSEMENT INSTRUCTIONS; FUNDING DOCUMENTATION. The Bank shall have received disbursement instructions and funding documentation described in Part III of this Article V from the Borrowers evidencing that the first Borrowing is being used in accordance with Section 2.26 and otherwise satisfies the conditions for funding.

         Section 5.07 OPINIONS OF COUNSEL FOR THE BORROWERS. The Bank shall have received the favorable opinion of Henry Kerr, general counsel of the Guarantor, as counsel for the Borrowers, in form attached as SCHEDULE 5.07.

         Section 5.08 CORPORATE PROCEEDINGS. The Borrowers and the Guarantor shall have delivered to the Bank, all dated as of the Closing Date (or as of a date recent to the Closing Date):

                  (i) a copy of its articles or certificate of incorporation, or partnership certificate certified by an authorized public officer of the state of its incorporation/organization;

                  (ii) certificates of good standing from the state of its incorporation;

                  (iii) a copy of its by-laws or Code of Regulations certified by its secretary;

                  (iv) a copy of the Governing Documents certified by the Secretary of the General Partner;

                  (v) resolutions of its Board of Directors and General Partner authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, certified by its secretary; and

                  (vi) an incumbency certificate certifying the names of its officers and their signatures, certified by its secretary.

         Section 5.09 PAYMENT OF EXPENSES. The Borrowers shall have paid the fees and expenses of Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A.

         Section 5.10 AMENDMENT OF GOVERNING DOCUMENTS. If applicable, the Borrowers shall have amended the Governing Documents to permit the Borrowing Fund to be a Borrower under this Credit Agreement and to make Borrowings for the purpose of acquiring Permitted Investments, all in form and substance satisfactory to the Bank.

         Section 5.11 GUARANTY FEE. The Borrowers shall have confirmed in writing their agreement to pay the Guarantor an annual fee of $50,000 in consideration of the Guarantor's execution and delivery of the Guaranty.

         Section 5.12 OTHER DOCUMENTS. The Bank shall have received such other certificates, opinions, agreements and documents as it shall reasonably request and the Bank, in its sole discretion, shall be satisfied with the condition, financial and otherwise, of the Borrowers.


                                   Part II

         CONDITIONS PRECEDENT TO THE SUBSEQUENT ADVANCES OR OVERALL LIBOR RATE ELECTION. Subsequent to the first Advance, the obligation of the Bank to make additional Advances, issue an LC or implement the election of an Overall Libor Rate shall be subject to the satisfaction of the following conditions prior to or concurrently with such action:

         Section 5.13 ASSUMPTION DOCUMENTS. To the extent that any Advance is made to, or LC is issued on behalf of, a Borrowing Fund or any Fund Entity that is not then a Borrowing Fund, such Borrowing Fund or Fund Entity will execute and deliver to the Bank Assumption Documents in respect of such Advance or LC. Additionally, if the Governing Documents for a Fund Entity have not been previously delivered to the Bank, copies of such Governing Documents, certified by an officer of Property Advisors, shall be delivered to the Bank, and if requested by the Bank, accompanied by an opinion of counsel to the effect of the opinion attached hereto as SCHEDULE 5.07 with regard to such Fund Entity.

         Section 5.14 NO DEFAULTS. There shall exist no condition or event constituting an Event of Default or Possible Default.

         Section 5.15 PERFORMANCE. The Borrowers shall have performed and complied with all material agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of such action.

         Section 5.16 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV shall be true in all material respects on and as of the time of such action, with the same effect as if made on and as of such date, unless stated as of a specific date, after giving effect to such updated information, reflecting transactions not prohibited by the terms of this Credit Agreement, as is necessary to make such representations and warranties true in all material respects as of such date.

         Section 5.17 CERTIFICATE. If requested by the Bank, the Borrowers shall have delivered to the Bank a certificate dated the date of such action and signed by an Authorized Officer, certifying to the matters covered by the conditions specified in Sections 5.14, 5.15 and 5.16.

         Section 5.18 DISBURSEMENT INSTRUCTIONS; FUNDING DOCUMENTATION. The Bank shall have received disbursement instructions and documentation described in
Part III of this Article V from the Borrowers evidencing that the Borrowing is being used in accordance with Section 2.26 and otherwise satisfies the conditions for funding.

                                   Part III

         FUNDING DOCUMENTATION FOR PURCHASES OF PERMITTED INVESTMENTS.
         ------------------------------------------------------------

         Section 5.19 DOCUMENTATION RELATING TO OPERATING ENTITIES. The Borrowers shall deliver to the Bank the organizational documents (including but not limited to partnership or operating agreement, management agreement and similar documents) of each Operating Entity in which a Borrower is making a Permitted Investment along with all documentation (including but not limited to a duly completed subscription agreement) evidencing such Permitted Investment. The Borrowers shall also deliver to the Bank a description of the project being undertaken by the Operating Entity and any projections or analysis thereof prepared by the Operating Entity or the Borrowers.

         Section 5.20 CONSTRUCTION LOAN. If and when any construction loan is being incurred by any Operating Entity, the Borrowers shall deliver to the Bank a summary of the terms thereof, and to the extent that a Construction Loan Lien is granted by the Borrowers to the Lender, then the Borrowers shall deliver to the Bank a copy of all of the loan documents relating to such construction loan.

         Section 5.21 GUARANTY REDUCTION. Upon the written request by the Representative in conjunction with a specific Borrowing, the Bank agrees that it will, on a case by case basis, determine, in its sole discretion, whether to reduce the amount of the Obligations which are guaranteed by the Guaranty, which reduction may be temporary or permanent. In connection with any such reduction, the Borrowers and the Guarantor agree to execute such documents or instruments requested by the Bank.

                                   ARTICLE VI
                                   ----------

                     AFFIRMATIVE COVENANTS OF THE BORROWERS
                     --------------------------------------

         Until all principal of and interest on the Revolving Loan and the Revolving Note and all other obligations, liabilities and indebtedness of the Borrowers to the Bank under this Credit Agreement have been paid in full, including, without limitation, reimburse any drawing made or that may be made on any LC, and the Commitment has expired:

         Section 6.01 PAYMENT OF AMOUNTS DUE. The Borrowers will make all payments of the principal of and interest on the Revolving Loan and the Revolving Note promptly as the same become due under this Credit Agreement and/or the Revolving Note.

         Section 6.02 EXISTENCE, BUSINESS, ETC. The Borrowers will cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and rights. The Borrowers will comply in all material respects with all federal, state, and local laws and regulations material to their business now in effect or hereafter promulgated by any properly constituted governmental authority having jurisdiction except to the extent that compliance therewith is being contested in good faith by appropriate proceedings or where the failure to comply would not have a Material Adverse Effect.

         Section 6.03 CONDUCT OF BUSINESS. The Borrowers will at all times comply with the representations and warranties set forth in Section 4.09. Prior to making any material change in the Governing Documents or any organizational document governing any Fund Entity or creating any new Fund Entity, Property Advisors will give the Bank reasonably timely written notice thereof to allow the Bank to determine the effect, if any, thereof on the Borrowers' obligations under this Agreement and the other Loan Documents. If the Bank determines, in good faith, that such proposed change will adversely affect the repayment of the Revolving Loan, the Borrowers' ability to perform its obligations hereunder or under any other Loan Document, the Bank's consent to such change shall be required prior to the effectiveness thereof. No Borrower will change the nature of its business or the manner in which it conducts its business.

         Section 6.04 PAYMENT OF TAXES, ETC. The Borrowers will pay and discharge all lawful Taxes, assessments, and governmental charges or levies imposed upon them, or upon their respective income or profits, or upon any of their respective properties, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, the Borrowers shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and there shall be set aside on their respective books such reserves with respect thereto as are required by GAAP. The Borrowers will in all events pay such tax, assessment, charge, levy or claim before the property subject thereto shall be sold to satisfy any lien which has attached thereto. Without limiting the foregoing, each of the Borrowers will (a) timely file all returns required to be filed by it with respect to all Taxes, (b) pay all Taxes shown to have become due pursuant to such returns, and (c) pay all other Taxes for which a notice of assessment or demand for payment has been received by the Borrowers, in each case the failure of which would have a Material Adverse Effect; provided, however, the Borrowers shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and there shall be set aside on its respective books such reserves with respect thereto as are required by GAAP. The Borrowers will not (i) file any consent or agreement under Section 341(f) of the Code, (ii) execute a waiver or consent extending any statute of limitations for any Tax liability which remains outstanding, (iii) enter into a closing agreement with any taxing authority, or (vi) file an election under 338(g) or Section

338(h)(10) of the Code or caused or permitted a deemed election under Section 338(e) thereof to occur, which, in any case, would have a Material Adverse Effect.

         Section 6.05 ACCOUNTS AND REPORTS OF THE BORROWERS. The Borrowers will maintain a standard system of accounting in accordance with GAAP and furnish to the Bank the following reports:

                  (i)      As soon as available, and in any event within ninety
                           (90) days after the end of each Fiscal Year a complete audited accountant's report with respect to each Borrowing Fund only, including without limitation, all financial statements of such Borrowing Fund, together with all notes thereto, prepared in reasonable detail and certified, without qualification, by Hausser + Taylor or other independent certified public accountants that are one of the "Big 6" national firms (the "Accountant"), and with respect to Property Advisors, unaudited financial statements consisting of (x) a balance sheet and (y) a statement of income and expense, certified by an Authorized Officer. The Borrowers shall also deliver or cause delivery to the Bank of copies of any "management letters" issued by the Accountant to the Borrowers, as soon as available, and in any event within one hundred fifty (150) days after the end of any Fiscal Year;

                  (ii) As soon as available, and in any event within forty-five (45) days after the end of each Quarter, an unaudited report for the most recently concluded Quarter, certified by an Authorized Officer, which report shall contain (v) a balance sheet of each Borrower as at the end of such Quarter, (w) an income and expense statement of each Borrower for such Quarter, including a year to date income and expense statement, all prepared in accordance with GAAP subject to normal recurring year-end adjustments, (x) a statement that the review made in preparing and certifying such report has not disclosed the existence of any condition or event which constitutes an Event of Default or Possible Default, or, if such a condition or event exists, specifying the nature thereof, (y) a report of all Permitted Investments purchased and/or sold during such Quarter and an estimate of Permitted Investments that are to be purchased or sold during the next following Quarter,

                  (iii) Immediately after a Borrower knows of, or shall have knowledge of, the occurrence of any condition or event which constitutes an Event of

                           Default or Possible Default, notice of such condition or event and the action which the Borrower proposes to take with respect thereto;

                  (iv) Copies of all financial statements, audits, and public reports which any of the Companies may have made of or concerning their accounts, books, or records, and which they have provided to any non-affiliated third party, but excluding such items furnished solely to an Affiliate;

                  (v) Promptly upon request, such other information respecting the business, properties, operations or condition (financial or otherwise) of the Borrowers as the Bank may from time to time reasonably request (all such information to be in such form and detail as the Bank shall reasonably request).

         Section 6.06 INFORMATION AND INSPECTION. The Borrowers will furnish to the Bank, from time to time, upon the request of the Bank, full information pertinent to any covenant, provision, or condition of this Credit Agreement or of any other loan document or to any matter in connection with their activities and business, and at all reasonable times and, prior to the occurrence of a Possible Default or Event of Default, upon not less than one Business Day's notice but with no prior notice after the occurrence of a Possible Default or Event of Default, and as often as the Bank may reasonably request, permit any authorized representative designated by the Bank to visit and inspect (which visits and inspections shall be at the Borrowers' sole expense after the occurrence and during the continuance of any Possible Default or Event of Default and at the Bank's sole expense at any other time) during normal business hours any of their properties, including their books (and to take extracts therefrom) and to discuss their affairs, finances, and accounts with their officers and employees.

         Section 6.07 NOTICE OF LITIGATION. The Borrowers will promptly notify the Bank in writing of any litigation, legal proceeding or threat of legal proceeding (i) with any Person, including, without limitation, the Governmental Authorities and any member of the staff or any representative of any such Person, involving the Borrowers, any Fund Entity or any Permitted Investment, unless fully covered by insurance without reservation with deductibles of less than Ten Thousand Dollars ($10,000).

         Section 6.08 BANK AS PRIMARY DEPOSITORY. The Borrowers will maintain all their respective accounts and other banking relationships (including, without limitation, all operating accounts, demand and time deposit accounts, certificate of deposit accounts, and safekeeping accounts) at the Bank.

         Section 6.09 PAYMENT OF GUARANTY FEE. The Borrowers will pay to the Guarantor the annual fee of $50,000 in consideration of its execution and delivery of the Guaranty, and will provide evidence thereof to the Bank.

         Section 6.10 FURTHER ASSURANCES. The Borrowers agree to execute and deliver to the Bank any agreements, documents and instruments, including, without limitation, additional Revolving Notes as replacement or substitutions as may be required by the Bank, and to take such other actions as reasonably requested by the Bank to effect the transactions contemplated hereby.

                                   ARTICLE VII
                                   -----------

                       NEGATIVE COVENANTS OF THE BORROWERS
                       -----------------------------------

         Until all principal of and interest on the Revolving Loan and the Revolving Note and all other obligations, liabilities, and indebtedness of the Borrowers to the Bank under this Credit Agreement have been paid in full including, without limitation, reimburse any drawing made or that may be made on any LC, and the Commitment has expired:

         Section 7.01 LIMITATION OF LIABILITIES. The Borrowers will not create, incur, assume, become or be liable in any manner in respect of, any Liabilities except:

                  (i)      Liabilities in respect of the Credit Facility;

                  (ii) unsecured current Liabilities ("Ordinary Course Liabilities") to reimburse the Guarantor for services used by the Borrowers incurred in the ordinary course of its business (excluding Indebtedness for Borrowed Money or represented by bonds, notes, or other securities);

                  (iii) unsecured Liabilities for the purchase of Permitted Investments; provided, however, that the aggregate purchase price thereof is not in excess of the aggregate of (1) the amount of the Revolving Loan that is available for Borrowing, (2) Net Proceeds from the sale of Permitted Investments that are in excess of the amount of any Borrowing made in respect of such Permitted Investment and (3) equity contributions (or commitments for such contributions) made by investors in a Borrowing Fund;

                  (iv) unsecured current Liabilities to the Fund Entities arising solely as a result of Property Advisors' obligations as general partner and manager of the Fund Entities;

                  (v) Liabilities for Taxes, to the extent that payment thereof shall not yet be due or if the obligation to pay is being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall have been set aside on the books of the Borrowers but in any event only so long as the sale of property is not imminent by reason of non-payment;

                  Each of the foregoing types of indebtedness and liability being referred to collectively as the "Permitted Liabilities."

         Section 7.02 LIMITATION ON LIENS. The Borrowers will not create, incur, assume, or suffer to be created, or incurred, or assumed, or to exist, any Lien of any kind on any of its properties or assets, or own or acquire, or agree to acquire any property of any character subject to or upon any mortgage, conditional sale agreement, or other title retention agreement, except:

                  (i)      any Lien granted to the Bank; and

                  (ii) a lien or security interest in the Permitted Investment made in an Operating Entity that is borrowing a construction loan to construct the project for which such Permitted Investment is being made with such lien or security interest being granted to the lender of such construction loan (a "Construction Loan Lien") and such Construction Loan Lien is limited to the specific Permitted Investment in the Operating Entity receiving such construction loan and securing an amount not in excess of such construction loan.

         Each of the foregoing Liens being referred to collectively as the "Permitted Liens".

         Section 7.03 GUARANTEES. Except for Permitted Indebtedness and LCs issued in connection with a Permitted Investment permitted pursuant to Section 7.05, the Borrowers will not Guarantee, or otherwise become surety in respect of the obligations of, or lend its credit to, any other person, or enter into any working capital maintenance or similar agreement.

         Section 7.04 INVESTMENTS, REVOLVING LOAN, AND ADVANCES. The Borrowers will not purchase or otherwise acquire, hold or make any Investment, or enter into any arrangement for the purpose of making any Investment, except for Permitted Investments and the endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business.

         Section 7.05 ASSIGNMENT OR SALE OF ASSETS. The Borrowers will not assign, sell, discount, or otherwise dispose of any assets, including without limitation, Permitted Investments except for transfer of Permitted Investments to Fund Entities for consideration equal to the greater of the Acquisition Cost for such Permitted Investment or the outstanding principal balance (or stated amount in the case of an LC) of the Borrowing made in respect of the purchase of such Permitted Investment.

         Section 7.06 LIQUIDATION, MERGER, OR CONSOLIDATION. The Borrowers will not dissolve or liquidate, or consolidate with or merge with or into any person, firm, corporation or entity or otherwise effect any business combination, joint venture or partnership with any person, firm, corporation or entity except for purchasing Permitted Investments.

         Section 7.07 AMENDMENT OF ARTICLES OF INCORPORATION AND/OR CODE OF REGULATIONS. Property Advisors will not materially amend, modify, or supplement its Articles of Incorporation and/or its Code of Regulations. The Borrowers will not materially amend, modify or supplement the Governing Documents, except in complete compliance with Section 6.03.

         Section 7.08 DISTRIBUTIONS; PURCHASES OR REDEMPTION OF STOCK; DIVIDENDS. Property Advisors will not make or pay (or obligate itself to make or pay) any dividend, Distribution or any other payment in respect of any of the shares of its capital stock, or redeem, purchase, otherwise acquire for any consideration (directly or indirectly) any of the shares of its capital stock.

         Section 7.09 FISCAL YEAR. The Guarantor will not change its Fiscal Year except as required by law.

         Section 7.10 REGULATION U. The Borrowers shall not, directly or indirectly, (a) apply any part of the proceeds of the Revolving Loan to the purchasing or carrying of any "margin stock" within the meaning of Regulations G, T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder, (b) extend credit to others for the purpose of purchasing or carrying any such margin stock, or (c) retire indebtedness which was incurred to purchase or carry any such margin stock.

         Section 7.11 TRANSACTIONS WITH AFFILIATES. The Borrowers shall not, directly or indirectly, pay (excluding in all cases salary, bonuses and other similar compensation) any funds to or for the account of, make any Investment in, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate except for selling or purchasing Permitted Investments as otherwise permitted pursuant to this Agreement and reimbursing the Guarantor for services rendered to the Borrowers in the ordinary course of its business and on terms that are no less favorable to the Borrowers than those terms which might be obtained at the time from unrelated third parties.

                                  ARTICLE VIII
                                  ------------

                                     WAIVERS
                                     -------

         Any of the acts which the Borrowers are required or prohibited from doing by any of the provisions of this Credit Agreement may, notwithstanding such provisions, be omitted or done, as the case may be, only if consented to in writing by the Bank.

                                   ARTICLE IX
                                   ----------

                                    DEFAULTS
                                    --------

         Each of the following events shall be termed "Events of Default":

         Section 9.01 PRINCIPAL DEFAULT. Default shall be made in the payment of any principal of any of the Revolving Note or the Revolving Loan when and as the same shall become due and payable, whether at maturity or otherwise; or

         Section 9.02 INTEREST DEFAULT. Default shall be made in the payment of any interest on or with respect to the Revolving Note or the Revolving Loan when the same shall become due and payable and such default shall continue for two
(2) consecutive Business Days; or

         Section 9.03 OTHER PAYMENT DEFAULTS. Default shall be made in the payment of any other amount when and as the same shall become due and payable under this Credit Agreement or any of the Loan Documents and such default shall continue for five (5) consecutive Business Days; or

         Section 9.04 CERTAIN ARTICLE VI AND VII. Default shall be made in the due observance or performance of any covenant, agreement, or provision contained in Section 6.01, 6.03 or 6.08 or any provision of Article VII; or

         Section 9.05 DEFAULTS UNDER ARTICLE VI. Default shall be made in the due observance or performance of any covenant, agreement, or provision contained in Sections 6.02, 6.04, 6.05, 6.06, 6.07, 6.09 or 6.10, and such default shall continue for ten (10) consecutive Business Days unless the Borrowers are diligently pursuing a cure thereof and has advised the Bank of such cure and only to the extent that such default has been cured within thirty (30) consecutive days thereafter; or

         Section 9.06 OTHER PROVISION DEFAULT. Default shall be made in the due observance or performance of any other covenant, agreement, or provision of this Credit Agreement, the Revolving Note or any other Loan Document to be performed or observed by the Borrowers and such default shall not be corrected or cured within twenty (20) consecutive calendar days; or

         Section 9.07 REPRESENTATION AND WARRANTY. Any material representation or warranty made by the Borrowers under this Credit Agreement or in any certificate, report, instrument, financial statement or other document furnished pursuant to this Credit Agreement shall prove to have been false or incorrect in any material respect as of the date on which made; or

         Section 9.08 COLLATERAL SECURITY DOCUMENT OR OTHER LOAN DOCUMENT DEFAULT. Default shall be made in the due observance or performance of any covenant, agreement, or provision of any Collateral Security Document or other Loan Document (other than as provided elsewhere in this Section 10) to be performed or observed by the Borrower and such default shall not be corrected or cured within ten (10) consecutive Business Days; or

         Section 9.09 COLLATERAL SECURITY DOCUMENT REPRESENTATION AND WARRANTY. Any representation or warranty made by the Borrowers under any Collateral Security Document, or in any certificate, report, instrument, financial statement or other document furnished pursuant to any of the foregoing shall prove to have been false or incorrect in any material respect as of the date on which made and such representation or warranty shall continue to be material; or

         Section 9.10 GUARANTY DEFAULT. Default shall be made in the due observance or performance of any covenant, agreement, or provision of the Guaranty (other than as provided elsewhere in this Section 9) to be performed or observed by the Guarantor; or

         Section 9.11 GUARANTY REPRESENTATION AND WARRANTY. Any representation or warranty made by the Guarantor under the Guaranty, or in any certificate, report, instrument, financial statement or other document furnished pursuant thereto shall prove to have been false or incorrect in any material respect as of the date on which made; or

         Section 9.12 FINANCIAL DIFFICULTIES. Any of the following events evidencing the financial difficulties of any Borrower or Company shall occur:

                  (i) any admission in writing of inability to pay debts as they become due or the failure to pay debts generally as such debts become due; or

                  (ii) the entry of an order for relief in the name of such Borrower or Company under Title 11 of the United States Code or similar provisions of foreign law; or

                  (iii) such Borrower or Company shall make an assignment for the benefit of creditors; or

                  (iv) such Borrower or Company shall consent to the appointment of a trustee or receiver for all or a major part of its property; or

                  (v) the commencement of a case by such Borrower or Company under Title 11 of the United States Code or similar provisions of foreign law; or

                  (vi) the commencement of a case under Title 11 of the United States Code or similar provisions of foreign law against such Borrower or Company, which case shall not be dismissed within 60 days from the date of commencement; or

                  (vii) the entry of a court order appointing a receiver or a trustee for all or a major part of such Borrower or Company's property without consent, which order shall not be vacated, denied, set aside, or stayed within 60 calendar days from the date of entry; or

         Section 9.13 ERISA TERMINATION. Any employee pension benefit plan of any Company whose current value of benefits which are guaranteed by PBGC under Title IV of ERISA (determined on the basis of assumptions prescribed by the PBGC) exceeds the then current value of such plan's assets by more than $500,000: (i) shall be terminated under Section 4041 of ERISA (unless the plan is restored under Section 4047 of ERISA within ten (10) days of its termination), (ii) shall be terminated under Section 4042 of ERISA, or (iii) shall have a trustee appointed under Section 4042 of ERISA to administer the Plan; or

         Section 9.14 ACCUMULATED FUNDING DEFICIENCY. Any employee pension benefit plan of any Company which is a single employer plan shall have an accumulated funding deficiency of more than $500,000, except as set forth on
SCHEDULE 5.13 attached hereto (as
defined in Section 302 of ERISA and Section 412 of the Code), as of the last day of any plan year (determined after the period during which employer contributions may be deemed to have been made on such last day under Section 302(c)(10) of ERISA and Section 412(c)(10) of the Code); or

         Section 9.15 OWNERSHIP. (i) If any "person" or "group" shall become the "beneficial owner" (as those terms are respectively used in the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder) of more than fifty percent (50%) of the outstanding voting stock of the Guarantor or shall otherwise require the power (whether by contract, by proxy or otherwise) to elect a majority of the Guarantor's board of directors; provided, that this Section 9.15 shall not apply to any transaction receiving the prior approval by a majority of the then members of the Guarantor's board of directors, (ii) the Guarantor shall cease to own one hundred percent (100%) of the capital stock (and any and all rights or options to acquire such capital stock) of both MCD Securities and Property Advisors, or any agreement shall have been entered into by Guarantor with regard to the sale or disposition thereof, or (iii) Property Advisors shall cease to be the sole general partner of each Borrowing Fund; or

         Section 9.16 BORROWER CROSS-DEFAULT. Default, after the expiration of all applicable grace periods, if any, shall be made by a Borrower in the payment when due of Liabilities, singly or in the aggregate in the amount of $50,000 or more (whether principal, interest or premium) now or hereafter owing by it (other than to the Bank under this Credit Agreement) or default shall be made by a Borrower in the performance of any covenant or other obligation contained in any agreement, indenture, lease or other instrument or document relating to, evidencing, or securing such Liabilities if the effect of the default is to permit the holder of such Liabilities (with or without the giving of notice or the lapse of time or both) to accelerate the maturity thereof; or

         Section 9.17 COMPANY CROSS-DEFAULT. Default, after the expiration of all applicable grace periods, if any, shall be made by any Company in the payment when due of Liabilities, singly or in the aggregate in the amount of $250,000 or more (whether principal, interest or premium) now or hereafter owing by it (other than accounts payable to trade creditors for amounts incurred in the ordinary course of business and not evidenced by promissory notes, bonds or similar instruments) or default shall be made by any Company in the performance of any covenant or other obligation contained in any agreement, indenture, lease or other instrument or document relating to, evidencing, or securing such Liabilities if the effect of the default is to permit the holder of such Liabilities (with or without the giving of notice or the lapse of time or both) to accelerate the maturity thereof; or

         Section 9.18 JUDGMENTS. Entry of a final judgment (a final judgment being one from which all available appeals have been exhausted or the time for taking such appeal has lapsed) against a Borrower in the amount of $250,000 or more which is not fully covered by insurance (subject to normal deductibles) without reservation of rights and the same is not discharged or satisfied within thirty (30) consecutive calendar days from the date of entry; or

         Section 9.19 MATERIAL ADVERSE CHANGE. A Material Adverse Effect in the Consolidated business, operations, management, or financial condition of the Guarantor, as reasonably determined by the Bank in good faith, shall have occurred; or

         Section 9.20 RESTRAINT ON BUSINESS. Any court or administrative or regulatory agency shall have issued an injunction or order that materially restricts or enjoins the Borrowers from conducting any material part of their respective business as proposed to be conducted on the Closing Date.

                                    ARTICLE X
                                    ---------

                                    REMEDIES
                                    --------

         Section 10.01 ACCELERATION. Upon (i) the occurrence of any Event of Default described in Article IX, excluding Section 9.12, the Bank may, at any time (unless all Events of Default shall theretofore have been remedied or waived in accordance with the terms of this Credit Agreement), terminate the Commitment and the right of the Borrowers to obtain Advances in respect of the Revolving Loan and/or to obtain LCs, and/or declare the unpaid principal amount of any or all of the Revolving Loan and/or Revolving Note, all interest accrued thereon and all other amounts owing by the Borrowers to the Bank to be immediately due and payable and (ii) upon the occurrence of any Event of Default under Section 9.12, without further action by the Bank, the right of the Borrowers to obtain Advances in respect of the Revolving Loan and/or LCs, and the Commitment shall be immediately terminated and the Outstanding Amount, including the unpaid principal of the Revolving Loan and/or Revolving Note and interest accrued thereon and all other amounts owing by the Borrowers to the Bank shall be immediately due and payable and, in either case, such principal, interest and other amounts shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, or other notice of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 10.02 RECOVERY OF AMOUNTS. In case any one or more Events of Default shall happen and be continuing, the Bank shall be entitled to recover judgment against the Borrowers for the amount due either before, or after, or during the pendency of any proceedings for the enforcement of any security therefor, and, in the event of realization of any funds from any security and application thereof to the partial payment of the amounts due, the Bank shall be entitled to enforce payment of and recover judgment for all amounts then remaining due and unpaid. In case any one or more Events of Default shall happen and be continuing the Bank may proceed to protect and enforce their rights by suit in equity, action at law, and/or by any other appropriate proceeding, including, without limitation, for the specific performance of any covenant or agreement or in aid of the exercise of any power granted to the Bank, or may proceed to enforce payment of the Revolving Note or to enforce any other legal or equitable right.

         Section 10.03 LCs. If the maturity of the Revolving Loan shall be accelerated pursuant to Section 10.01, the Borrowers shall immediately deposit with the Bank, as security for the Borrowers' obligation to reimburse the Bank for any then outstanding LC, cash or Acceptable Marketable Securities having a fair cash value equal to the sum of the aggregate undrawn balance of any then outstanding LCs.

         Section 10.04 REMEDIES CUMULATIVE. Upon acceleration of the Obligations pursuant to Section 11.01, the Bank may pursue its rights or remedies under the Revolving Note, this Credit Agreement, the Guaranty or the other Loan Documents, independently or concurrently. All rights, remedies, or powers herein conferred upon the Bank shall, to the extent not prohibited by law, be deemed cumulative and not exclusive of any other rights, remedies, or powers available to the Bank. Without limiting the foregoing, the rights and remedies of the Bank under this Credit Agreement, the Revolving Note and the other Loan Documents are cumulative, may be exercised simultaneously or in such order and at such times as the Bank may elect and are in addition to its rights and remedies at law or equity. No delay or omission of the Bank to exercise any right, remedy, or power shall impair the same or be construed to be a waiver of any Event of Default or an acquiescence therein. No waiver of any Event of Default shall extend to or affect any subsequent Event of Default or shall impair any rights, remedies, or powers available to the Bank. No single or partial exercise of any right, remedy, or power shall preclude other or further exercise thereof by the Bank.

         Section 10.05 COST OF COLLECTION. The Borrowers agree that upon and during the continuance of an Event of Default, they will pay to the Bank such additional amount as shall be sufficient to cover the cost and expenses of collection, including attorneys' fees, and any expenses or liabilities incurred by the Bank in the collection thereof.

         Section 10.06 NO ADVANCES, ETC. The Bank shall not be required to make any Advances or issue any LC under this Credit Agreement if a Possible Default or an Event of Default has occurred and is continuing.

         Section 10.07 MANAGEMENT OF COLLATERAL AFTER EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Bank may at any time and from time to time employ and maintain in the premises of the Borrower custodians selected by the Bank who shall have full authority to do all acts necessary to protect the Bank's interests and to report to the Bank thereon. The Borrowers hereby agree to cooperate with any much custodians and to do whatever the Bank may reasonably request to preserve the Collateral. All reasonable expenses incurred by the Bank by reason of the employment of the custodian shall be charged to the Borrowers' account and added to the Obligations.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         Section 11.01 PAYMENT OF EXPENSES. If Taxes shall be payable, or ruled to be payable, to any state, province or Federal authority, with respect to the execution and delivery of this Credit Agreement or, the Revolving Note or any Collateral Security Document, or other Loan Document by reason of any existing or hereafter enacted Federal or state statutes, the Borrowers will pay all such taxes in accordance with such statutes, including interest and penalties thereon, excluding Taxes solely on income of the Bank if any, and will indemnify and hold the Bank harmless against any liability in connection therewith. The Borrowers will also reimburse the Bank the fees and disbursements incurred by Messrs. Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A. for their services to the Bank in preparing, reviewing, closing, or enforcing this Credit Agreement and the other documents executed in connection herewith, and will reimburse the Bank for any out-of-pocket expenses incurred in connection therewith. The Borrowers shall at all times protect, indemnify, defend and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings and liabilities, damages, costs, interest, charges, reasonable counsel fees and other expenses and penalties but, prior to the occurrence of and during the continuance of an Event of Default, excluding the Bank's ordinary course of business internal and out of pocket costs and expenses (the "Indemnified Liabilities"), which the Bank may, at any time, sustain or incur by reason or in consequence of or arising out of the execution and delivery of this Credit Agreement and the consummation of the transactions contemplated hereby except for any such Indemnified Liabilities resulting from the gross negligence or willful misconduct of the Bank. The Borrowers acknowledge that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the execution and delivery of this Credit Agreement and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrowers, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, or any present or future, DE JURE or DE FACTO government or governmental authority. All amounts payable or reimbursable by the

Borrower under this Section 11.01 shall be due and payable on demand. The obligations imposed upon the Borrowers by this Section 11.01 shall survive the payment of the Revolving Loan and the Revolving Note.

         Section 11.02 NOTICES. Any notice to or demand upon the Borrowers shall be deemed to have been sufficiently given or served for all purposes hereof one day after being sent by overnight express courier, three days after being mailed, certified mail, return receipt requested or, when received during normal business hours, by electronic facsimile (confirmed by subsequent delivery of "hard copy"), addressed to the Representative at McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114 Attn: President, or to such other address as may be furnished in writing to the Bank for such purpose by the Borrowers. Any notice to or demand upon the Bank shall be deemed to have been sufficiently given or served for all purposes hereof one day after being sent by overnight express courier or hand delivered to the Account Officer of the Bank at 1350 Euclid Avenue, Cleveland, Ohio 44115, Attn: John D. Barrett, Vice President, or to such other address as may be furnished in writing to the Borrowers for such purpose by the Bank.

         Section 11.03 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein shall survive the execution and delivery of this Credit Agreement, any investigation at any time made by the Bank, and the execution and delivery of the Revolving Note and shall continue in full force and effect so long as the Revolving Note is outstanding and unpaid.

         Section 11.04 ENTIRE AGREEMENT; AMENDMENT. This Credit Agreement, including all exhibits hereto, embodies the entire agreement and understanding between the Borrowers and the Bank and supersedes all other prior agreements and understandings relating to the subject matter hereof. The Borrowers and the Bank may enter into further and additional written agreements to amend or supplement this Credit Agreement and the terms and provisions of such further and additional written agreements shall be deemed a part of this Credit Agreement as though incorporated herein. Except as provided herein, the Bank has no obligation to make loans or advances to the Borrowers.

         Section 11.05 PARTIES IN INTEREST; BANK'S PURPOSE. All the terms and provisions of this Credit Agreement shall inure to the benefit of and be binding upon and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall inure to the benefit of and be enforceable by any holder of the Revolving Note. The Borrowers shall not assign their rights under this Credit Agreement without the prior written consent of the Bank. The Bank, without the prior written consent of the Borrowers, may assign, or sell participations in, all or part of the Revolving Loan and its rights under the Credit Agreement and the other Loan Documents. The Bank agrees that it will give the Borrowers prompt written notice of any assignment of all or part of the Revolving Loan.

         Section 11.06 WAIVER OF ASSERTION OF COUNTERCLAIMS; WAIVER OF JURY TRIAL. Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank or any holder of the Revolving Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Borrowers' indebtedness, liabilities and obligations under the Revolving Note and this Credit Agreement shall be without regard to any counterclaim or right of offset which the Borrowers may have against the Bank and without regard to any other obligation of any nature whatsoever which the Bank may have to the Borrowers, and no such counterclaim or offset shall be asserted by the Borrowers in any action, suit or proceeding instituted by the Bank for payment or performance of the Borrowers' indebtedness, liabilities or obligations under the Revolving Note, this Credit Agreement, the Collateral Security Documents, or any other Loan Documents.

         THE BORROWERS AND THE BANK HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS CREDIT AGREEMENT, THE REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO.

         Section 11.07 SET-OFF PROVISION. As security for the due payment and performance of all the Obligations, the Borrowers hereby grant to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrowers, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrowers, and the proceeds thereof, now or hereinafter held or received by or in transit to the Bank from or for the Borrowers, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral, or, if it is so secured, whether or not the collateral held by the Bank is considered to be adequate.

         Section 11.08 SEVERABILITY OF PROVISIONS. Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.09 HEADINGS. Article and Section headings used in this Credit Agreement are for convenience of reference only and are not a part of this Agreement for any other purpose.

         Section 11.10 CONSENT TO JURISDICTION. The Borrowers agree that any action or proceeding to enforce or arising out of this Credit Agreement or any of the other Loan Documents may be commenced in the Common Pleas Court of Cuyahoga County, Ohio or in the District Court of the United States for the Northern District of Ohio sitting in Cleveland, and the Borrowers waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served to the persons and addresses listed in Section
11.02 in accordance with the provisions of this Section 11.10, or as otherwise provided by the laws of the State of Ohio or the United States.

         Section 11.11 GOVERNING LAW. This Credit Agreement, the Revolving Note and each other Loan Document are and will be contracts made under the laws of the State of Ohio (without regard to the laws regarding conflicts of laws) and together with the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of such State.

         Section 11.12 NATURE OF THE BORROWERS' OBLIGATIONS AND MODIFICATION THEREOF. THE OBLIGATIONS OF THE BORROWERS UNDER THIS CREDIT AGREEMENT, THE REVOLVING NOTE AND THE OTHER LOAN DOCUMENTS ARE JOINT AND SEVERAL. The obligations of the Borrowers Group under this Credit Agreement are absolute and unconditional and shall be irrevocable. The Borrowers agree that their obligations hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of any of the Borrowers by any bankruptcy case or by any stay or other legal impediment in or arising from the operation of any present or future provision of the Bankruptcy Code or other similar state or federal statute, or from the decision of any court or any perfection or failure to perfect any Lien upon any property of any of the Borrowers. The Borrowers agree that the Bank may, in its discretion, (i) release, discharge, compromise or settle with, or grant indulgences to, refuse to proceed or take action against, any of the Borrowers with respect to its respective obligations under this Credit Agreement, (ii) release, surrender, modify, impair, exchange, substitute or extend the period or duration of time for the performance, discharge or payment of, refuse to enforce, compromise or settle its respective lien, security interest, pledge or assignment against, any and all deposits and other property or assets on which the Bank may have a lien, security interest, pledge or assignment or which secures any of the obligations of the Borrowers under this Credit Agreement, and (iii) amend, modify, alter or restate, in accordance with their respective terms, this Credit Agreement or any of the Loan Documents or otherwise, accept deposits or other property from, or enter into transactions of any kind or nature with, the Borrowers. Each of the Borrowers confirms that it will be directly or indirectly benefitted by the Revolving Loan and any and all other advances under this Credit Agreement or any of the Loan Documents.

         Section 11.13 COUNTERPARTS. This Credit Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Credit Agreement to be executed as of the date first above written by their respective representatives thereunto duly authorized.

                                           MCD PROPERTY ADVISORS 1996, INC.

                                           By:

                                           STAR BANK, NATIONAL ASSOCIATION

                                           By:
                                                    Vice President

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT



         This First Amendment to Credit Agreement (this "Amendment") is executed at Cleveland, Ohio as of November 27, 1996 by and among MCD PROPERTY ADVISORS 1996, INC. (referred to hereinafter as "Property Advisors 1996") and each Borrowing Fund (as hereinafter defined) (Property Advisors 1996 and each Borrowing Fund being referred to collectively as the "Borrowers") and STAR BANK, NATIONAL ASSOCIATION (the "Bank").

         WHEREAS, the Borrowers and the Bank entered into a credit agreement dated as of September 9, 1996, (the "Credit Agreement"; all terms used in the Credit Agreement being used herein with the same meaning); and

         WHEREAS, the Borrowers and the Bank want to make certain changes in the Credit Agreement.

         NOW, THEREFORE, the Borrowers and the Bank agree as follows:

         1. AMENDMENT OF FIRST RECITAL. The first recital of the Credit Agreement is amended in its entirety as follows:

         WHEREAS, the Borrowers desire to obtain from the Bank a secured revolving credit facility (the "Credit Facility") in a principal amount not to exceed (a) THIRTEEN MILLION DOLLARS ($13,000,000), including both (i) advances that may be borrowed, repaid and reborrowed from time to time and (ii) standby letters of credit (collectively the "Revolving Loan"), all upon the terms and conditions set forth hereafter; and

         2. AMENDMENT TO SECTION 2.01.Section 2.01 is amended by amending the words "TEN MILLION DOLLARS ($10,000,000)" to "THIRTEEN MILLION DOLLARS ($13,000,000)".

         3. NO BORROWING FUND AS A BORROWER. As of the date hereof, the Bank and Property Advisors 1996 acknowledge and agree that no Borrowing Fund has become a Borrower under the Credit Agreement and Property Advisors 1996 is the sole Borrower.

         4. CONDITIONS PRECEDENT. It is a condition precedent to the effectiveness of this Amendment that, prior to or on the date hereof, the following items shall have been delivered to the Bank:

                  (A) A Certificate, dated as of the date hereof, of the secretary of Property Advisors 1996 certifying (l) that its articles of incorporation and code of regulations have not been amended since the execution of the Credit Agreement and (2) that copies of resolutions of its Board of Directors are attached with respect to the approval of this Amendment and of the matters contemplated hereby and authorizing the execution, delivery and performance by the Borrowers of this Amendment and each other document to be delivered pursuant hereto;

                  (B) The Guarantor shall have executed and delivered to the Bank a First Amendment to Guaranty Agreement, in the form and substance requested by the Bank;

                  (C) The Borrowers shall have executed and delivered to the Bank a replacement Revolving Note in the principal amount of Thirteen Million Dollars ($13,000,000).

                  (D) Such other documents as the Bank may request to implement this Amendment and the transactions contemplated hereby.

         5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to Bank that:

                  (A) None of the representations and warranties made in Article IV of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

                  (B) As of the date hereof no Possible Default or Event of Default has occurred that is continuing.

         6. ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS. The Borrowers acknowledge and agree that, as of the date hereof, all of its outstanding Obligations to the Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever.

         7. REFERENCES. On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Revolving Note, the Guaranty or other Loan Documents to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

         8. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Borrowers and the Bank have executed this Amendment at the time and place first above mentioned.

                                      MCD PROPERTY ADVISORS 1996, INC.

                                      By:
                                          ------------------------------
                                      Title:
                                             ---------------------------
                                      As the sole Borrower

                                      STAR BANK, NATIONAL
                                      ASSOCIATION

                                      By:
                                          ------------------------------
                                               Vice President

                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "Amendment") is executed at Cleveland, Ohio as of January 29, 1997 by and among MCD PROPERTY ADVISORS 1996, INC. (referred to hereinafter as "Property Advisors 1996") and each Borrowing Fund (as hereinafter defined) (Property Advisors 1996 and each Borrowing Fund being referred to collectively as the "Borrowers") and STAR BANK, NATIONAL ASSOCIATION (the "Bank").

         WHEREAS, the Borrowers and the Bank entered into a credit agreement dated as of September 9, 1996, and the Borrowers and the Bank executed and delivered a First Amendment to Credit Agreement dated November 27, 1996 (said Credit Agreement, as amended by said First Amendment, being herein called the "Credit Agreement"; all terms used in the Credit Agreement being used herein with the same meaning); and

         WHEREAS, the Borrowers and the Bank want to make certain changes in the Credit Agreement.

         NOW, THEREFORE, the Borrowers and the Bank agree as follows:

         1. AMENDMENT OF FIRST RECITAL. The first recital of the Credit Agreement is amended in its entirety as follows:

         WHEREAS, the Borrowers desire to obtain from the Bank a secured revolving credit facility (the "Credit Facility") in a principal amount not to exceed (a) for the period ending on June 30, 1997, TWENTY MILLION DOLLARS ($20,000,000) and on July 1, 1997 and thereafter, FIFTEEN MILLION DOLLARS ($15,000,000), including both (i) advances that may be borrowed, repaid and reborrowed from time to time and (ii) standby letters of credit (collectively the "Revolving Loan"), all upon the terms and conditions set forth hereafter; and

         2. AMENDMENT TO SECTION 2.01.Section 2.01 is amended by deleting the words "TEN MILLION DOLLARS ($10,000,000)" and inserting in place thereof the words "for the period from January 29, 1997 to June 30, 1997, TWENTY MILLION DOLLARS ($20,000,000) and, on July 1, 1997 and thereafter, FIFTEEN MILLION DOLLARS ($15,000,000)."

         3. AMENDMENT TO SECTION 3.03. Section 3.03 is amended as follows:

                  (i) by deleting the word "and" between clauses (i) and (ii) of the first sentence thereof and inserting a comma in place thereof;

                  (ii) by adding the following clause (iii) after the word "therein" in the first sentence:

                  "and (iii) all accounts, receivables, accounts receivable, advances, loans, investments, rights to payment, instruments, contract rights or general intangibles, now or hereafter acquired or existing, including, but not limited to any of the foregoing owing by a Fund Entity to Property Advisors"; and

                  (iii) by deleting the words "Permitted Investments" from the end of the first paragraph and inserting the word "Collateral".

          4. NO BORROWING FUND AS A BORROWER. As of the date hereof, the Bank and Property Advisors 1996 acknowledge and agree that no Borrowing Fund has become a Borrower under the Credit Agreement and Property Advisors 1996 is the sole Borrower.

          5. CONDITIONS PRECEDENT. It is a condition precedent to the effectiveness of this Amendment that, prior to or on the date hereof, the following items shall have been delivered to the Bank:

                  (A) A Certificate, dated as of the date hereof, of the secretary of Property Advisors 1996 certifying (l) that its articles of incorporation and code of regulations have not been amended since the execution of the Credit Agreement and (2) that copies of resolutions of its Board of Directors are attached with respect to the approval of this Amendment and of the matters contemplated hereby and authorizing the execution, delivery and performance by the Borrowers of this Amendment and each other document to be delivered pursuant hereto;

                  (B) The Guarantor shall have executed and delivered to the Bank a Second Amendment to Guaranty Agreement, in the form and substance requested by the Bank;

                  (C) The Borrowers shall have executed and delivered to the Bank a replacement Revolving Note in the principal amount of Twenty Million Dollars ($20,000,000).

                  (D) Such other documents as the Bank may request to implement this Amendment and the transactions contemplated hereby.

          6. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to Bank that:

                  (A) None of the representations and warranties made in Article IV of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

                  (B) As of the date hereof no Possible Default or Event of Default has occurred that is continuing.

          7. ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS. The Borrowers acknowledge and agree that, as of the date hereof, all of its outstanding Obligations to the Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever.

         8. REFERENCES. On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Revolving Note, the Guaranty or other Loan Documents to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

         9. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Borrowers and the Bank have executed this Amendment at the time and place first above mentioned.

                                           MCD PROPERTY ADVISORS 1996, INC.

                                           By:
                                              --------------------------------
                                           Title:
                                                 -----------------------------
                                           As the sole Borrower

                                           STAR BANK, NATIONAL
                                           ASSOCIATION

                                           By:
                                              --------------------------------
                                                      Vice President

                               GUARANTY AGREEMENT


         GUARANTY, dated as of September 9, 1996, from McDONALD & COMPANY INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), in favor of STAR BANK, NATIONAL ASSOCIATION (the "Bank").

         WHEREAS, MCD Property Advisors 1996, Inc., an Ohio corporation ("Property Advisors 1996") is a wholly-owned subsidiary of the Guarantor;

         WHEREAS, Property Advisors 1996 is or will be general partner of various investment funds (the "Funds");

         WHEREAS, Property Advisors 1996 have executed and delivered to the Bank that certain Credit Agreement dated the date hereof (as such Credit Agreement may be amended, modified, supplemented or restated from time to time, herein called the "Credit Agreement") pursuant to which the Bank has agreed to make loans and other extensions of credit in a maximum principal amount of TEN MILLION DOLLARS ($10,000,000) to Property Advisors and certain of the Funds that agree to become a "Borrower" (as defined in the Credit Agreement; Property Advisors 1996 and such Funds being herein referred to collectively as the "Borrower) from time to time to assist them in the making of investments, and the Borrower's obligation to repay such loans and extensions of credit are evidenced by a promissory note in a maximum principal amount of TEN MILLION DOLLARS ($10,000,000) (said promissory note as the same may be modified, amended, supplemented or restated from time to time being herein called the "Revolving Note");

         WHEREAS, to secure the payment and performance of the indebtedness and obligations of the Borrower under the Credit Agreement and the Revolving Note, the Borrower may from time to time execute and deliver to the Bank security agreements, assignments and other documents and instruments (said security agreements, assignments and other documents and instruments as they may be amended, modified, supplemented or restated from time to time are hereinafter referred to as the "Security Documents");

         WHEREAS, the Borrower has agreed to pay to Guarantor an annual fee of Fifty Thousand Dollars in consideration of Guarantor's execution and delivery of this Guaranty;

         WHEREAS, the Guarantor acknowledges the direct and indirect benefits derived by it by reason of the Credit Agreement and is willing to enter into this Guaranty in order to enhance the business of the Borrower which will inure to the benefit of the Borrower and therefore to the Guarantor; and

         WHEREAS, the Bank is willing to enter into the Credit Agreement with the Borrower and make the loans and other extensions of credit thereto, but only upon the condition, among others, that the Guarantor shall have executed and delivered to the Bank this Guaranty.

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

         SECTION 1. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees to the Bank, and its successors, endorsees, transferees and assigns, (a) the full and prompt payment when due (whether by scheduled maturity, redemption, acceleration, demand or otherwise) of all indebtedness, obligations, responsibilities and liabilities of the Borrower owing from time to time to the Bank arising out of or in connection with the Credit Agreement, the Revolving Note and the Security Documents and (b) the prompt and complete performance by the Borrower of all its obligations, covenants and agreements under the Credit Agreement, the Revolving Note and the Security Documents (all such indebtedness, obligations, liabilities, covenants and agreements, whether heretofore or hereafter incurred, being herein called the "Obligations"). This is a guaranty of payment and not collection and is absolute, unconditional and continuing. The Guarantor further agrees to pay any and all expenses which may be paid or incurred by the Bank in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

         SECTION 2. Upon, and to the extent of, any payment by the Guarantor made hereunder, the Guarantor shall be entitled to be subrogated to any of the rights of the Bank against the Borrower held by the Bank for the payment of the Obligations. The Guarantor's right of subrogation shall not be exercised or effective until such time as all Obligations have been paid or performed in full.

         SECTION 3. The Guarantor hereby acknowledges that (a) any demand for payment of any of the Obligations made by the Bank may be rescinded by the Bank and any of the Obligations continued, (b) the Obligations, or any part thereof, and any collateral or security therefor, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, released, substituted or exchanged, (c) the Credit Agreement, the Revolving Note or the Security Documents may be amended, modified, supplemented or terminated, in accordance with their respective terms, in whole or in part, as the Bank may deem advisable from time to time, and (d) the Bank may pursuant to the Credit Agreement and the Security Documents advance or expend additional funds creating additional Obligations secured hereby; all without the necessity of any reservation of rights against the Guarantor hereunder and without notice to or further assent by the Guarantor, which will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, waiver, surrender or release. Nothing herein contained shall affect any rights contained in any other documents or cause any termination, modification, or amendment of any such document except pursuant to the terms thereof or as the parties thereto may agree. When making any demand hereunder against the Guarantor, the Bank shall be under no obligation to make a similar demand on the Borrower or any collateral security for the Obligations and any failure by the Bank to make any such demand or to collect any payments from the Borrower or any collateral security for the Obligations or any release of the Borrower shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Bank against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal action or proceedings and the exercise or exhaustion of any remedies against the Borrower or any collateral security for the Obligations.

         SECTION 4. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Bank upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Borrower or the Guarantor and the Bank shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives presentment, protest, demand for payment and notice of default or nonpayment to or upon the Guarantor with respect to the Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the legality, validity, regularity or enforceability of the Credit Agreement, the Revolving Note, the Security Documents, or any of the Obligations at any time or from time to time held by the Bank, without regard to any defense, set off or counterclaim which may at any time be available to or be asserted by the Borrower against the Bank, or by any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, in bankruptcy or in any other instance, or an equitable or legal discharge of the Guarantor under this Guaranty. The obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Bank or any other person at any time of any right or remedy against any collateral or security for the Obligations or against the Borrower or any other person which may be or become liable in respect of all or any part of the Obligations. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Bank, and its successors, endorsees, transferees and assigns, until all the Obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full.

         SECTION 5. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         SECTION 6. The Guarantor hereby guarantees that the Obligations and other amounts payable hereunder will be paid to the Bank without set-off or counterclaim in lawful currency of the United States of America and in immediately available funds, at the office of the Bank located at 1350 Euclid Avenue, Cleveland, Ohio 44114 or such other office of the Bank as it shall designate to the Borrower or the Guarantor in writing.

         SECTION 7. Capitalized terms used in this Guaranty and not defined herein shall have the respective meanings given to such terms in the Credit Agreement.

         SECTION 8. The Guarantor hereby represents and warrants that:

              (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (b) It is not in default under any provision of the laws of the State of Delaware or under its certificate of incorporation or by-laws.

              (c) The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene
         (i) the Guarantor's certificate of incorporation or by-laws on (ii) any law or contractual restriction binding on or affecting the Guarantor, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

              (d) No consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty or of any other document prepared in connection with the issuance and sale of the Bonds.

              (e) This Guaranty is a legally valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

              (f) There are no outstanding judgments or awards or pending actions or proceedings before any court, governmental agency or arbitrator against or directly involving the Guarantor and, to the best of the Guarantor's knowledge, there are no threatened actions or proceedings affecting the Guarantor before any court, governmental agency or arbitrator which, in any case, may materially and adversely affect the financial condition or operations of the Guarantor.

              (g) The consolidated balance sheets of the Guarantor as at March 31, 1996 and the related consolidated statements of income, retained earnings and of changes in financial position of the Guarantor for the fiscal years then ended, copies of which have been furnished to the Bank, are complete and correct and present fairly the consolidated financial position of the Guarantor and its subsidiaries as at such dates and the consolidated results of its operations for the periods ended on such dates, in accordance with generally accepted accounting principles consistently applied, and since March 31, 1996 there has been no material adverse change in such consolidated financial position or operations.

              (h) The Guarantor has delivered to the Bank a true, correct and complete copy of that certain Note Purchase Agreement (the "Note Purchase Agreement") dated as of January 15, 1993 executed and delivered by McDonald & Company Securities, Inc. ("MCD Securities") in favor of the purchasers named therein and relating to MCD Securities' 8.24% Subordinated Notes due January 15, 2002 issued in the original principal amount of $25,000,000. The terms and provisions of the Note Purchase Agreement are in full force and effect, and have not been amended, modified, restated or supplemented in any manner.

              (i) The Guarantor owns all of the outstanding and issued capital stock of Property Advisors and MCD Securities, and no other person has any right to acquire such capital stock.

              (j) Each of the representations and warranties contained in Annex I attached hereto and incorporated herein are true, correct and complete.

         SECTION 9. So long as the Revolving Period remains in effect or any Obligation remains unpaid or unperformed:

              (a) The Guarantor will observe, perform and comply with each and every covenant, term and provision contained in Sections 7.1, 7.2, 7.5, 7.6, 7.7, 7.8, 7.10, 7.11, 7.12, 8.1, 8.2, 8.3 and 8.4 of the Note
         Purchase Agreement (the "Incorporated Provisions"), each of which, including all defined terms used therein, is incorporated herein by this reference as if fully rewritten at length herein, such covenants, terms and provisions to continue in full force and effect with respect to this Guaranty so long as it and/or the Credit Agreement is in effect and until all of the Obligations are paid in full, without regard to whether the Note Purchase Agreement remains in effect. For purposes of the Guarantor's compliance with the Incorporated Provisions, the term the "Company" will be deemed to refer to the Guarantor notwithstanding the fact that such term as used in the Note Purchase Agreement refers to MCD Securities, except in Section 7.7 where the word "MCD Securities" will be inserted before the defined terms "NYSE Net Capital", "SEC Net Capital" and "Excess Regulatory Capital" for purposes of clarification. For purposes of the Guarantor's compliance with the Incorporated Provisions, the Bank will be deemed to be one of the Purchasers as referred to in the Note Purchase Agreement. It is further agreed that no waiver or amendment with respect to the Incorporated Provisions (or the defined terms used therein) of the Note Purchase Agreement shall be effective as to this Agreement until specifically agreed to in writing by the Bank.

              (b) The Guarantor will continue to own one hundred percent (100%) of all capital stock and any rights or options to acquire the same, of Property Advisors 1996 and of MCD Securities.

              (c) The Guarantor shall have and maintain at all times an Effective Net Worth as hereinafter defined in an aggregate amount of not less than One Hundred Thirty-Four Million Dollars ($134,000,000) plus fifty percent (50%) of the Guarantor's Net Income on and after the second Quarter of the Fiscal Year of the Borrower ending on March 31, 1996. For purposes of this subsection (c), the term "Effective Net Worth" means the net worth of the Borrower determined in accordance with GAAP, plus the outstanding principal amount of the Subordinated Debt (as hereinafter defined). The term "Subordinated Debt" means Indebtedness for Borrowed Money, the payment of which is subordinated to the payment of the Obligations in form and substance satisfactory to the Bank. The term "Net Income" means the Borrower's net income determined in accordance with GAAP, and if such Net Income is zero or less, it shall be considered to be zero.

              (d) The Guarantor will deliver to the Bank a statement (a "Covenant Compliance Certificate) as to compliance with the covenants set forth in Section 7.5, 7.6 and 7.7 of the Note Purchase Agreement and subsection (c) of this Section 9 and containing appropriate calculations demonstrating such compliance.

         SECTION 10. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power, right or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by the Credit Agreement, the Security Documents, and the other Basic Documents, at law or in equity or otherwise.

         SECTION 11. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor or to any other person or entity, any such notice being hereby expressly waived by the Guarantor, to setoff and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Bank under this Guaranty, irrespective of whether or not the Bank shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         SECTION 12. Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

         SECTION 13. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by the Guarantor and the Bank. This Guaranty shall be governed by, and be construed, interpreted and enforced in accordance with, the law of the State of Ohio, applicable to contracts made and performed within the State of Ohio.

         SECTION 14. Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank or any holder of the Revolving Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim or right of offset which the Guarantor may have against the Bank and without regard to any other obligation of any nature whatsoever which the Bank may have to the Borrower or the Guarantor, and no such counterclaim or offset shall be asserted by the Guarantor in any action, suit or proceeding instituted by the Bank for payment or performance of the Obligations.

         THE GUARANTOR AND THE BANK HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED THERETO.

         SECTION 15. As security for the due payment and performance of all the Obligations, the Guarantor hereby grants to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Guarantor, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Guarantor, and the proceeds thereof, now or hereinafter held or received by or in transit to the Bank from or for the Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral, or, if it is so secured, whether or not the collateral held by the Bank is considered to be adequate.

         SECTION 16. The Guarantor agrees that any action or proceeding to enforce or arising out of this Credit Agreement or any of the other Loan Documents may be commenced in the Common Pleas Court of Cuyahoga County, Ohio or in the District Court of the United States for the Northern District of Ohio sitting in Cleveland, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served to the persons and addresses listed in Section 11.02 in accordance with the provisions of this Section 11.10, or as otherwise provided by the laws of the State of Ohio or the United States.

         SECTION 17. All of the terms, provisions and agreements of this Guaranty shall inure to the benefit of and be enforceable by the Bank, its successors, transferees and assigns, and shall be binding upon the Guarantor and its successors and assigns. The obligations of the Guarantor hereunder shall be in addition to any other liability or obligation of the Guarantor to the Bank, if any, and this Guaranty shall not affect or impair any other obligations, debts or liabilities of the Guarantor to the Bank.

         SECTION 18. Notices by the Bank to the Guarantor shall be deemed to be effective upon delivery, mailing, telex or other transmission to the address shown on the signature page hereof or such other place as the Guarantor shall designate to the Bank in writing for such purpose.

         SECTION 19. This Guaranty may be executed in any number of counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officers on the day and year first above written.

                                    McDONALD & COMPANY
                                    INVESTMENTS, INC.

                                    By:
                                        -----------------------------------
                                         Title:
                                    And:
                                        -----------------------------------
                                         Title:

                                    Address:
                                    McDonald Investment Center
                                    800 Superior Avenue
                                    Cleveland, Ohio 44114
                                    Attention: Patricia Jamison

                                     ANNEX I


                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

         1. ERISA.    Every employee pension benefit plan, if any,
maintained by any of the Companies which has been treated for federal tax purposes as a qualified plan (if any) under Section 401(a) of the Code is so qualified (or an application for such qualification is pending and the Companies know of no reason why such plan will not receive such qualification), and its related funding vehicle is tax exempt to the extent provided by the Code, except where such failure would not have a Material Adverse Effect. None of the Companies has engaged in a transaction with respect to any Plan, or any other employee benefit plan, which would or could subject any of the Companies to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA, except where no Material Adverse Effect would result therefrom. No Plan has had an accumulated funding deficiency, whether or not waived, which would have a Material Adverse Effect. No Reportable Event, which would have a Material Adverse Effect, has occurred with respect to any Plan. No liability, which would have a Material Adverse Effect, to the PBGC has been incurred and is unpaid, or is expected to be incurred, by the Companies with respect to any Plan. No event or condition referred to in Section 4042(a) of ERISA exists which presents a material risk of termination of any Plan by the PBGC, which termination would result in a Material Adverse Effect. No proceeding or other action, which would have a Material Adverse Effect, has been initiated by the PBGC to terminate any Plan nor has written notice been given to any of the Companies of an intention to commence or seek the commencement of any such proceeding or action. None of the Companies has withdrawn nor do they expect to withdraw from any multi-employer plan or multiple employer plan, excluding any such withdrawal that may be accomplished without any liability, which would have a Material Adverse Effect, or any such withdrawal as to which any resulting liability has been paid in full. The total potential withdrawal liability to the Companies under all multi-employer plans, less the aggregate Unfunded Liabilities would not have a Material Adverse Effect. Under each employee pension benefit plan (if any) maintained by any of the Companies which is required to be funded under ERISA, as of the last day of the most recent plan year, the then aggregate current value of all accrued benefits under each such plan (as determined on the basis of the actuarial assumptions and methods contained in the plan's most recent actuarial valuation of liabilities) did not exceed the aggregate current value of the assets of such plan, except Unfunded Liabilities which, in the aggregate, would not have a Material Adverse Effect. Each employee benefit plan (if any) maintained by the Companies has been administered in compliance with its terms, except where the failure to do so would not have a Material Adverse Effect The term "current value" has the same meaning as in Section 4062(b)(1) of ERISA (as in effect prior to the amendment made by the Consolidated Omnibus Budget Reconciliation Act of 1985) and the term "accrued benefit" has the same meaning specified in Section 3 of ERISA. As used in this Agreement, (i) "accumulated funding deficiency" shall have the meaning assigned to such term in Section 412 of the Code and Section 302 of ERISA; (ii) "employee pension benefit plan," "employee benefit Plan," "multi-employer plan" and "Plan Year" shall have the respective meanings assigned to such terms in Sections 3 and 4001 of ERISA; (iii) "multiple employer plan" means a single employer plan which has two or more contributing sponsors at least two of whom are not under common control, within the contemplation of Sections 4063 and 4064 of ERISA; (iv) "single employer plan" shall have the meaning assigned to such term in Section 4001 of ERISA; and (v) "withdrawal liability" shall include the liabilities established by Sections 4063, 4064 and 4201 of ERISA.

         2. TAXES. As of the date hereof, each of the Companies has (a) timely filed all returns required to be filed by them with respect to all Taxes, (b) paid all Taxes shown to have become due pursuant to such returns, and (c) paid all other Taxes for which a notice of assessment or demand for payment has been received by the Companies, except where the failure to do so would not have a Material Adverse Effect. As of the date hereof, all tax returns of the Companies have been prepared in accordance with all applicable laws and requirements and accurately reflect the taxable income (or other measure of Tax) of the Companies. As of the date hereof, each of the Companies has timely filed all information returns or reports which are required to be filed and has accurately reported all material information required to be included on such returns or reports. As of the date hereof, there are no proposed assessments of Taxes against the Companies nor any proposed adjustments to any Tax return filed. As of the date hereof, none of the Companies has ever (i) filed any consent or agreement under Section 341(f) of the Code, (ii) executed a waiver or consent extending any statute of limitations for any Tax liability which remains outstanding, (iii) joined in or been required to join in filing a consolidated or combined Tax return, except that of the Guarantor, (iv) applied for a Tax ruling other than a determination letter with respect to a qualified employee benefit plan, (v) entered into a closing agreement with any taxing authority, or
(vi) filed an election under 338(g) or Section 338(h)(10) of the Code or caused or permitted a deemed election under Section 338(e) thereof to occur.

         3. HOLDING BORROWER ACT. The Guarantor is not a "Holding Borrower" or a "Subsidiary Borrower" of a "Holding Borrower", or an "Affiliate" of a "Holding Borrower", as such terms are defined in the Public Utility Holding Borrower Act of 1935, as amended.

                                 FIRST AMENDMENT
                                       TO
                               GUARANTY AGREEMENT



         This First Amendment to Guaranty Agreement (this "Amendment") is executed at Cleveland, Ohio as of November 27, 1996 by and among McDONALD & COMPANY INVESTMENTS, INC. (referred to hereinafter as the "Guarantor") and STAR BANK, NATIONAL ASSOCIATION (the "Bank").

         WHEREAS, the Guarantor previously executed and delivered to the Bank a guaranty Agreement dated as of September 9, 1996 (the "Guaranty Agreement") pursuant to which the Guarantor guaranteed the payment and performance of the indebtedness of MCD Property Advisors 1996, Inc. and certain other borrowers (the "Borrowers") to the Bank incurred or arising pursuant to a Credit Agreement dated September 9, 1996 (the "Credit Agreement"); and

         WHEREAS, the Borrowers and the Bank want to increase the amount of the Revolving Credit (as defined in the Credit Agreement) in the Credit Agreement and the Guarantor approves of such increase; and

         WHEREAS, to evidence such increase in the Revolving Credit, the Borrowers and the Bank have executed and delivered a First Amendment to Credit Agreement dated the date hereof (the "First Amendment"), and the execution and delivery of this Amendment by the Guarantor is a condition to the effectiveness of the First Amendment.

         NOW, THEREFORE, the Guarantor and the Bank agree as follows:

         1. AMENDMENT OF THIRD RECITAL. The third recital of the Guaranty Agreement is amended by amending the words "TEN MILLION DOLLARS ($10,000,000)" to "THIRTEEN MILLION DOLLARS ($13,000,000)".

         2. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to Bank that:

                  (A) None of the representations and warranties made in Section 8 of the Guaranty Agreement has ceased to be true and complete in any material respect as of the date hereof; and

                  (B) As of the date hereof no Possible Default or Event of Default (both as defined in the Credit Agreement) has occurred that is continuing.

         3. ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS. The Guarantor acknowledges and agrees that, as of the date hereof, there is no offset, defense, claim or counterclaim of any nature whatsoever to any of the Obligations (as defined in the Guaranty Agreement) to the Bank.

         4. REFERENCES. On and after the effective date of this Amendment, each reference in the Guaranty Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Guaranty Agreement, or words of like import referring to the Guaranty Agreement shall mean and refer to the Guaranty Agreement as amended hereby. Each reference in the Guaranty Agreement to "the Credit Agreement" or "therein", or words of like import referring to the Credit Agreement, shall mean and refer to the Credit Agreement as amended by the First Amendment. The Guaranty Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Guaranty Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

         5. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Guarantor and the Bank have executed this Amendment at the time and place first above mentioned.

                                     MCDONALD & COMPANY
                                     INVESTMENTS, INC.

                                     By:
                                         ---------------------------------
                                     Title:
                                            ------------------------------


                                     STAR BANK, NATIONAL ASSOCIATION

                                     By:
                                         ---------------------------------
                                                       Vice President

                                SECOND AMENDMENT
                                       TO
                               GUARANTY AGREEMENT



         This Second Amendment to Guaranty Agreement (this "Amendment") is executed at Cleveland, Ohio as of January 29, 1997 by and among McDONALD & COMPANY INVESTMENTS, INC. (referred to hereinafter as the "Guarantor") and STAR BANK, NATIONAL ASSOCIATION (the "Bank").

         WHEREAS, the Guarantor previously executed and delivered to the Bank a Guaranty Agreement dated as of September 9, 1996 (the "Guaranty Agreement") pursuant to which the Guarantor guaranteed the payment and performance of the indebtedness of MCD Property Advisors 1996, Inc. and certain other borrowers (the "Borrowers") to the Bank incurred or arising pursuant to a Credit Agreement dated September 9, 1996 (the "Credit Agreement");

         WHEREAS, the Borrowers and the Bank previously executed and delivered a First Amendment to Credit Agreement, dated November 27, 1996, and in connection with said First Amendment to Credit Agreement, the Guarantor executed and delivered a First Amendment to Guaranty Agreement;

         WHEREAS, the Borrowers and the Bank want to increase again the amount of the Revolving Credit (as defined in the Credit Agreement, as amended) in the Credit Agreement and to amend certain other terms relating to collateral for the Revolving Credit and the Guarantor approves of such increase and other amendments; and

         WHEREAS, to evidence such increase in the Revolving Credit, the Borrowers and the Bank have executed and delivered a Second Amendment to Credit Agreement dated the date hereof (the "Second Amendment"), and the execution and delivery of this Amendment by the Guarantor is a condition to the effectiveness of the Second Amendment.

         NOW, THEREFORE, the Guarantor and the Bank agree as follows:

          1. AMENDMENT OF THIRD RECITAL. The third recital of the Guaranty Agreement is amended in its entirety as follows:

     WHEREAS, Property Advisors 1996 has executed and delivered to the Bank that certain Credit Agreement dated the date hereof (as such Credit Agreement may be amended, modified, supplemented or restated from time to time, herein called the "Credit Agreement") pursuant to which the Bank has agreed to make loans and other extensions of credit in a maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000) for the period ending on June 30, 1997 and on July 1, 1997 and thereafter FIFTEEN MILLION DOLLARS ($15,000,000) to Property Advisors and certain of the Funds that agree to become a "Borrower" (as defined in the Credit Agreement; Property Advisors 1996 and such Funds being herein referred to collectively as the "Borrower") from time to time to assist them in the making of investments, and the Borrower's obligation to repay such loans and extensions of credit are evidenced by a promissory note in a maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000) (said promissory note as the same may be modified, amended, supplemented or restated from time to time being herein called the "Revolving Note");

          2. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to Bank that:

                  (A) None of the representations and warranties made in Section 8 of the Guaranty Agreement has ceased to be true and complete in any material respect as of the date hereof; and

                  (B) As of the date hereof no Possible Default or Event of Default (both as defined in the Credit Agreement) has occurred that is continuing.

          3. ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS. The Guarantor acknowledges and agrees that, as of the date hereof, there is no offset, defense, claim or counterclaim of any nature whatsoever to any of the Obligations (as defined in the Guaranty Agreement) to the Bank.

         4. REFERENCES. On and after the effective date of this Amendment, each reference in the Guaranty Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Guaranty Agreement, or words of like import referring to the Guaranty Agreement shall mean and refer to the Guaranty Agreement as amended hereby. Each reference in the Guaranty Agreement to "the Credit Agreement" or "therein", or words of like import referring to the Credit Agreement, shall mean and refer to the Credit Agreement as amended by the Second Amendment. The Guaranty Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Guaranty Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

         5. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Guarantor and the Bank have executed this Amendment at the time and place first above mentioned.

                                  MCDONALD & COMPANY
                                  INVESTMENTS, INC.

                                  By:
                                     -----------------------------------
                                  Title:
                                        --------------------------------

                                  STAR BANK, NATIONAL ASSOCIATION

                                  By:
                                     -----------------------------------
                                             Vice President